- ------------------------------------------------------------------------------

                        CYPRUS AMAX FINANCE CORPORATION
                                     Issuer

                                      AND

                          CYPRUS AMAX MINERALS COMPANY
                                   Guarantor

                                       TO

                    ----------------------------------------
                                    Trustee


                                   ----------


                                   INDENTURE

                         Dated as of ___________, 1994


                                   ----------


                            Guaranteed Securities

- ------------------------------------------------------------------------------

                        Cyprus Amax Finance Corporation
                 Certain Sections of this Indenture relating to
                  Sections 310 through 318, inclusive, of the
                          Trust Indenture Act of 1939:

          Trust Indenture
          Act Section                       Indenture Section
 (S) 310(a)(1)             ................       6.9
        (a)(2)             ................       6.9
        (a)(3)             ................       Not Applicable
        (a)(4)             ................       Not Applicable
        (b)                ................       6.8
                           ................       6.10
 (S) 311(a)                ................       6.13
        (b)                ................       6.13
 (S) 312(a)                ................       7.1
                           ................       7.2
        (b)                ................       7.2
        (c)                ................       7.2
 (S) 313(a)                ................       7.3
        (b)                ................       7.3
        (c)                ................       7.3
        (d)                ................       7.3
 (S) 314(a)                ................       7.4
        (a)(4)             ................       1.1
                           ................       10.4
        (b)                ................       Not Applicable
        (c)(1)             ................       1.2
        (c)(2)             ................       1.2
        (c)(3)             ................       Not Applicable
        (d)                ................       Not Applicable
        (e)                ................       1.2
        (S) 315(a)         ................       6.2
        (b)                ................       6.2
        (c)                ................       6.1
        (d)                ................       6.1
        (e)                ................       5.14
 (S) 316(a)                ................       1.1
        (a)(1)(A)          ................       5.2
                                                  5.12
        (a)(1)(B)          ................       5.13
        (a)(2)             ................       Not Applicable
        (b)                ................       5.8
        (c)                ................       1.4
 (S) 317(a)(1)             ................       5.3
        (a)(2)             ................       5.4
        (b)                ................       10.3
 (S) 318(a)                ................       1.7
- --------------------

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                              TABLE OF CONTENTS/*/

                                                                            Page
                                                                            ----
PARTIES....................................................................    1

RECITALS...................................................................    1

ARTICLE I    Definitions and Other Provisions of General
             Application...................................................    1

   Section 1.1   Definitions...............................................    1
   Section 1.2   Compliance Certificates and Opinions......................   11
   Section 1.3   Form of Documents Delivered to Trustee....................   12
   Section 1.4   Acts of Holders; Record Dates.............................   13
   Section 1.5   Notices, Etc., to Trustee, Company and
                 Guarantor.................................................   16
   Section 1.6   Notice to Holders; Waiver.................................   16
   Section 1.7   Conflict with Trust Indenture Act.........................   17
   Section 1.8   Effect of Headings and Table of Contents..................   18
   Section 1.9   Successors and Assigns....................................   18
   Section 1.10  Separability Clause.......................................   18
   Section 1.11  Benefits of Indenture.....................................   18
   Section 1.12  Governing Law.............................................   18
   Section 1.13  Legal Holidays............................................   18

ARTICLE II   Security Forms................................................   19

   Section 2.1   Forms Generally...........................................   19
   Section 2.2   Form of Face of Registered Security.......................   20
   Section 2.3   Form of Reverse of Registered Security....................   22
   Section 2.4   Form of Legend for Global Securities......................   32
   Section 2.5   Form of Trustee's Certificate of
                 Authentication............................................   32

ARTICLE III  The Securities................................................   32

   Section 3.1   Amount Unlimited; Issuable in Series......................   32
   Section 3.2   Denominations.............................................   35
   Section 3.3   Execution, Authentication, Delivery and
                 Dating....................................................   36
   Section 3.4   Temporary Securities......................................   38
   Section 3.5   Registration, Registration of Transfer
                 and Exchange..............................................   41
   Section 3.6   Mutilated, Destroyed, Lost and Stolen
                 Securities................................................   44
   Section 3.7   Payment of Interest; Interest Rights
                 Preserved.................................................   45
   Section 3.8   Persons Deemed Owners.....................................   47
   Section 3.9   Cancellation..............................................   47


/*/NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                            Page
                                                                            ----
   Section 3.10  Computation of Interest...................................   48

ARTICLE IV   Satisfaction and Discharge....................................   48

   Section 4.2   Application of Trust Money................................   50

ARTICLE V    Remedies......................................................   50

   Section 5.1   Events of Default.........................................   50
   Section 5.2   Acceleration of Maturity; Rescission and
                 Annulment.................................................   52
   Section 5.3   Collection of Indebtedness and Suits for
                 Enforcement by Trustee....................................   53
   Section 5.4   Trustee May File Proofs of Claim..........................   54
   Section 5.5   Trustee May Enforce Claims Without
                 Possession of Securities or Coupons.......................   54
   Section 5.6   Application of Money Collected............................   55
   Section 5.7   Limitation on Suits.......................................   55
   Section 5.8   Unconditional Right of Holders to Receive
                 Principal, Premium and Interest and to
                 Convert...................................................   56
   Section 5.9   Restoration of Rights and Remedies........................   56
   Section 5.10  Rights and Remedies Cumulative............................   56
   Section 5.11  Delay or Omission Not Waiver..............................   57
   Section 5.12  Control by Holders........................................   57
   Section 5.13  Waiver of Past Defaults...................................   57
   Section 5.14  Undertaking for Costs.....................................   58
   Section 5.15  Waiver of Usury, Stay or Extension Laws...................   58

ARTICLE VI   The Trustee...................................................   58

   Section 6.1   Certain Duties and Responsibilities.......................   58
   Section 6.2   Notice of Defaults........................................   59
   Section 6.3   Certain Rights of Trustee.................................   59
   Section 6.4   Not Responsible for Recitals or Issuance
                 of Securities.............................................   60
   Section 6.5   May Hold Securities.......................................   60
   Section 6.6   Money Held in Trust.......................................   61
   Section 6.7   Compensation and Reimbursement............................   61
   Section 6.8   Disqualification; Conflicting Interests...................   61
   Section 6.9   Corporate Trustee Required; Eligibility...................   61
   Section 6.10  Resignation and Removal; Appointment of
                 Successor.................................................   62
   Section 6.11  Acceptance of Appointment by Successor....................   64
   Section 6.12  Merger, Conversion, Consolidation or
                 Succession to Business....................................   65
   Section 6.13  Preferential Collection of Claims Against
                 Company...................................................   65
   Section 6.14  Appointment of Authenticating Agent.......................   65



                                                                            Page
                                                                            ----
ARTICLE VII  Holders' Lists and Reports by Trustee and
             Company.......................................................   67

   Section 7.1   Company to Furnish Trustee Names and
                 Addresses of Holders......................................   67
   Section 7.2   Preservation of Information;
                 Communications to Holders.................................   68
   Section 7.3   Reports by Trustee........................................   68
   Section 7.4   Reports by Company........................................   68

ARTICLE VIII Consolidation, Merger, Conveyance, Transfer or
             Lease.........................................................   69

   Section 8.1   Company and Guarantor May Consolidate,
                 Etc., Only on Certain Terms...............................   69
   Section 8.2   Successor Substituted.....................................   70

ARTICLE IX   Supplemental Indentures.......................................   70

   Section 9.1   Supplemental Indentures Without Consent
                 of Holders................................................   70
   Section 9.2   Supplemental Indentures with Consent of
                 Holders...................................................   72
   Section 9.3   Execution of Supplemental Indentures......................   73
   Section 9.4   Effect of Supplemental Indentures.........................   73
   Section 9.5   Conformity with Trust Indenture Act.......................   74
   Section 9.6   Reference in Securities to Supplemental
                 Indentures................................................   74

ARTICLE X    Covenants.....................................................   74

   Section 10.1  Payment of Principal, Premiums and
                 Interest..................................................   74
   Section 10.2  Maintenance of Office or Agency...........................   74
   Section 10.3  Money for Securities Payments to Be Held
                 in Trust..................................................   77
   Section 10.4  Statement by Officers as to Default.......................   77
   Section 10.5  Existence.................................................   78
   Section 10.6  Maintenance of Properties.................................   78
   Section 10.7  Payment of Taxes and Other Claims.........................   78
   Section 10.8  Restrictions on Secured Debt..............................   79
   Section 10.9  Restriction on Sales and Leasebacks.......................   81
   Section 10.10 Waiver of Certain Covenants...............................   83

ARTICLE XI   Redemption of Securities......................................   83

   Section 11.1  Applicability of Article..................................   83
   Section 11.2  Election to Redeem; Notice to Trustee.....................   83
   Section 11.3  Selection by Trustee of Securities to be
                 Redeemed..................................................   83
   Section 11.4  Notice of Redemption......................................   84
   Section 11.5  Deposit of Redemption Price...............................   85


                                                                            Page
                                                                            ----
   Section 11.6  Securities Payable on Redemption Date.....................   86
   Section 11.7  Securities Redeemed in Part...............................   87
   Section 11.8  Purchase of Securities....................................   87

ARTICLE XII  Sinking Funds.................................................   88

   Section 12.1  Applicability of Article..................................   88
   Section 12.2  Satisfaction of Sinking Fund Payments
                 with Securities...........................................   88
   Section 12.3  Redemption of Securities for Sinking
                 Fund......................................................   88

ARTICLE XIII Defeasance and Covenant Defeasance............................   89

   Section 13.1  Company's and the Guarantor's Option to
                 Effect Defeasance or Covenant Defeasance..................   89
   Section 13.2  Defeasance and Discharge..................................   89
   Section 13.3  Covenant Defeasance.......................................   90
   Section 13.4  Conditions to Defeasance or Covenant
                 Defeasance................................................   90
   Section 13.5  Deposited Money and U.S. Government
                 Obligations to be Held in Trust; Other
                 Miscellaneous Provisions..................................   93
   Section 13.6  Reinstatement.............................................   93

ARTICLE XIV  Exchange of Securities........................................   94

   Section 14.1  Applicability; Exchange Privilege and
                 Exchange Price............................................   94
   Section 14.2  Exercise of Exchange Privilege............................   94
   Section 14.3  Fractions of Shares.......................................   96
   Section 14.4  Adjustment of Exchange Price..............................   96
   Section 14.5  Notice of Adjustments of Exchange Price...................  100
   Section 14.6  Notice of Certain Corporate Action........................  100
   Section 14.7  Guarantor to Reserve Common Stock.........................  101
   Section 14.8  Taxes on Exchanges........................................  101
   Section 14.9  Covenant as to Common Stock...............................  102
   Section 14.10 Cancellation of Exchanged Securities......................  102
   Section 14.11 Provisions in Case of Consolidation,
                 Merger or Sale of.Assets..................................  102
   Section 14.12 Responsibility of Trustee.................................  103

ARTICLE XV   Subordination of Securities...................................  103

   Section 15.1  Securities Subordinate to Senior
                 Indebtedness..............................................  103
   Section 15.2  Payment Over of Proceeds Upon
                 Dissolution, Etc..........................................  104
   Section 15.3  Prior Payment to Senior Indebtedness Upon
                 Acceleration of Securities................................  105
   Section 15.4  No Payment When Senior Indebtedness in
                 Default...................................................  106


                                                                            Page
                                                                            ----
   Section 15.5  Payment Permitted If No Default...........................  107
   Section 15.6  Subrogation to Rights of Holders of
                 Senior Indebtedness.......................................  107
   Section 15.7  Provisions Solely to Define Relative
                 Rights....................................................  108
   Section 15.8  Trustee to Effectuate Subordination.......................  108
   Section 15.9  No Waiver of Subordination Provisions.....................  108
   Section 15.10 Notice to Trustee.........................................  109
   Section 15.11 Reliance on Judicial Order or Certificate
                 of Liquidating Agent......................................  110
   Section 15.12 Trustee Not Fiduciary for Holders of
                 Senior Indebtedness.......................................  110
   Section 15.13 Rights of Trustee as Holder of Senior
                 Indebtedness; Preservation of Trustee's
                 Rights....................................................  111
   Section 15.14 Article Applicable to Paying Agents.......................  111
   Section 15.15 Certain Exchanges Deemed Payment..........................  111
   Section 15.16 Trust Moneys Not Subordinated.............................  112

ARTICLE XVI  Subordination of Securities...................................  112

   Section 16.1  Guarantee.................................................  112
   Section 16.2  Execution and Delivery of Guarantees......................  114


EXHIBIT A..................................................................  A-1
EXHIBIT B..................................................................  B-1

          INDENTURE, dated as of _____________, 1994, between Cyprus Amax Finance Corporation, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company") and Cyprus Amax Minerals Company, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Guarantor"), each having its principal office at 9100 East Mineral Circle, Englewood, Colorado 80112, and ______________________ a _________________________ duly organized and existing under the laws of __________, as Trustee (herein called the "Trustee").


                                  RECITALS

          The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

          The Guarantor has duly authorized the execution and delivery of this Indenture to provide for the guarantee by it of the Securities as provided for herein.

          This Indenture is subject to the provisions of the Trust Indenture Act and the rules and regulations of the Commission promulgated thereunder that are required to be part of this Indenture and, to the extent applicable, shall be governed by such provisions.

          All things necessary to make this Indenture a valid agreement of the Company and the Guarantor, in accordance with its terms, have been done.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:


                                  ARTICLE I

                      Definitions and Other Provisions
                           of General Application

Section 1.1    Definitions.
               -----------

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation;

          (d) the words "Article" and "Section" refer to an Article and Section, respectively, of this Indenture; and

          (e) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          Certain terms used principally in Articles VI, X and XIII, are defined in those Articles.

          "Act," when used with respect to any Holder, has the meaning specified in Section 1.4.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Attributable Debt" means, as to any particular lease under which any Person is at the time liable and at any date as of which the amount thereof is to be determined, the total net amount of rent required to be paid by such Person under such lease during the remaining primary term thereof, discounted from the respective due dates thereof to such date at the rate of 10 1/8% per annum. The net amount of rent required to be paid under any such lease for any such period shall be the aggregate amount of rent payable by the lessee with respect to such period after excluding amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges, and after giving appropriate credit for lease payments payable to such Person by any sublessee. In the case of any lease which is terminable by the lessee upon the payment of a penalty, such net amount shall also include the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated.

          "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Securities of one or more series.

          "Authorized Newspaper" means a newspaper, in the English language or in an official language of the country of publication, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

          "Bearer Security" means any Security in the form established pursuant to Section 2.1 which is payable to bearer, including, without limitation, unless the context otherwise indicates, a Security in temporary or permanent global bearer form.

          "Board of Directors" means either the board of directors of the Company or the Guarantor or any duly authorized committee of those boards.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company or the Guarantor to have been duly adopted by such person's Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day," when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

          "Capital Stock," as applied to the stock of any corporation, means the capital stock of every class whether now or hereafter authorized, regardless of whether such capital stock shall be limited to a fixed sum or percentage with respect to the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of such corporation.

          "Commission" means the Securities and Exchange Commission, from time to time constituted, created under the Exchange Act or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Common Stock" includes any stock of any class of the Guarantor which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Guarantor and which is not subject to redemption by the Guarantor. However, subject to the provisions of Section 3.1(q) and (r) and Section 14.11, shares issuable on conversion of Securities shall include only shares of the class designated as Common Stock of the Guarantor at the date of this instrument or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Guarantor and which are not subject to redemption by the Guarantor; provided that if at any time there shall be more
                             --------
than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

          "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

          "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

          "Consolidated Net Tangible Assets" means the aggregate amount of assets (less applicable reserves and other properly deductible items) after deducting therefrom (i) all liabilities other than deferred income taxes and Funded Debt and (ii) all goodwill, trade names, trademarks, patents, organization expenses and other like intangibles, all as set forth on the most recent balance sheet of the Company or the Guarantor and their respective consolidated Subsidiaries and computed in accordance with generally accepted accounting principles. Mine development costs and other similar assets shall be not considered to be intangibles for this purpose.

          "Corporate Trust Office" means the principal office of the Trustee in _______________________________________ at which at any particular time its corporate trust business shall be administered.

          "corporation" means a corporation, association, company, joint-stock company or business trust.

          "coupon" means any interest coupon appertaining to a Bearer Security.

          "Covenant Defeasance" has the meaning specified in Section 13.3.

          "Defaulted Interest" has the meaning specified in Section 3.7.

          "Defeasance" has the meaning specified in Section 14.2.

          "Defeasible Series" has the meaning specified in Section 13.1.

          "Depositary" means, with respect to the Securities of any series issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities as contemplated in Section 3.1.

          "Event of Default" has the meaning specified in Section 5.1.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any statute successor thereto.

          "Funded Debt" means (i) all indebtedness for money borrowed having a maturity of more than 12 months from the date as of which the determination is made or having a maturity of 12 months or less but by its terms being renewable or extendable beyond 12 months from such date at the option of the borrower and
(ii) rental obligations payable more than 12 months from such date under leases which are capitalized in accordance with generally accepted accounting principles (such rental obligations to be included as Funded Debt at the amount so capitalized and to be included for the purposes of the definition of Consolidated Net Tangible Assets both as an asset and as Funded Debt at the amount so capitalized).

          "Global Security" means a Security that evidences all or part of the Securities of any series and is authenticated and delivered to the Depositary for such Securities or a nominee thereof. Global Securities may be issued in either registered or bearer form and in either temporary or permanent form. Permanent Global Securities will be issued in definitive form.

          "Guarantee" means any Guarantee of the Guarantor endorsed on a Security authenticated and delivered pursuant to this Indenture and shall include the Guarantee set forth in Article 16.

          "Guarantor" means the Person named as the "Guarantor" in the first paragraph of this Instrument until a successor Person shall become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall mean such successor Person.

          "Guarantor Request" or "Guarantor Order" means a written request or order signed in the name of the Guarantor by any one of its Co-Chairmen of the Board, its Chief Executive Officer, its President, any Vice President, and by any one of its Chief Financial Officer, its Treasurer, its Secretary or any Assistant Secretary, and delivered to the Trustee.

          "Holder," when used with respect to any Security, means in the case of a Registered Security the Person in whose name the Security is registered in the Security Register and in the case of a Bearer Security the bearer thereof and, when used with respect to any coupon, means the bearer thereof.

          "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument, and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated in Section 3.1.

          "interest," when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

          "Interest Payment Date," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

          "Maturity," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

          "Notice of Default" means a written notice of the kind specified in
Section 5.1(d).

          "Officers' Certificate" means, when used with reference to the Company or the Guarantor, a certificate signed by the

Chairman of the Board, either of its Co-Chairmen of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company or the Guarantor, and delivered to the Trustee. One of the officers signing an Officers Certificate given pursuant to Section 10.4 shall be the principal executive, financial or accounting officer of the Company or the Guarantor.

          "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company or the Guarantor, and who shall be acceptable to the Trustee.

          "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2.

          "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (1) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (2) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities and any coupons appertaining thereto; provided
                                                                      --------
     that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

          (3)  Securities as to which Defeasance has been effected pursuant to
     Section 13.2; and

          (4) Securities which have been paid pursuant to Section 3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company or the Guarantor;

provided, however, that in determining whether the Holders of the requisite
- --------  -------
principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (A) the principal amount of an Original Issue Discount Security that shall be deemed to be

Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof to such date pursuant to Section 5.2, (B) the principal amount of a Security denominated in one or more foreign currencies or currency units shall be the U.S. dollar equivalent, determined in the manner provided as contemplated by Section 3.1 on the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the U.S. dollar equivalent on the date of original issuance of such Security of the amount determined as provided in Clause (A) above) of such Security, and (C) Securities owned by the Company, the Guarantor or any other obligor upon the Securities or any Affiliate of the Company, the Guarantor or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company, the Guarantor or any other obligor upon the Securities or any Affiliate of the Company, the Guarantor or of such other obligor.

          "Paying Agent" means any Person authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company.

          "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Place of Payment," when used with respect to the Securities of any series, means the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by Section 3.1.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "Principal Property" means any mine, mill, converting plant, manufacturing plant, or other substantial facility owned at the date hereof or hereafter acquired by the Company or the Guarantor or any Restricted Subsidiary of the Company or the Guarantor which is located within the present 50 States of the

United States of America and the gross book value (including related land and improvements thereon, any minerals or mineral rights and all machinery and equipment included therein without deduction of any depreciation reserves) of which on the date as of which the determination is being made exceeds 2-1/2% of Consolidated Net Tangible Assets, other than (i) any property which in the opinion of the Board of Directors of the Company or the Guarantor is not of material importance to the total business conducted by the Company or the Guarantor as an entirety or (ii) any portion of a particular property which is similarly found not to be of material importance to the use or operation of such property.

          "Realty Subsidiary" means a Subsidiary of the Company or the Guarantor engaged primarily in the development and sale or financing of real property.

          "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

          "Registered Security" means any Security in the form established pursuant to Article II which is registered in the Security Register.

          "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 3.1.

          "Responsible Officer," when used with respect to the Trustee, means the chairman or any co-chairman or vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Restricted Subsidiary" means a Subsidiary of the Company or the Guarantor (i) substantially all the property of which is located, or substantially all the business of which is carried on, within the present 50 States of the United States of America and (ii) which owns a Principal Property, but does not include a Realty Subsidiary.

          "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

          "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.5.

          [If applicable, insert -- "Senior Indebtedness" means, when used with
           ---------------------
respect to the Company or the Guarantor and unless otherwise defined in the applicable indenture supplement, the principal of (and premium, if any) and interest on (a) all indebtedness of the Company or the Guarantor (including indebtedness of others guaranteed by the Company or the Guarantor) other than the Securities, which is (i) for money borrowed or (ii) evidenced by a note or similar instrument given in connection with the acquisition of any businesses, properties or assets of any kind, (b) obligations of the Company or the Guarantor as lessee under leases required to be capitalized on the balance sheet of the lessee under generally accepted accounting principles and (c) amendments, renewals, extensions, modifications and refundings of any such indebtedness or obligation, in any such case whether outstanding on the date of this Indenture or thereafter created, incurred or assumed, unless in any case in the instrument creating or evidencing any such indebtedness or obligation or pursuant to which the same is outstanding it is provided that such indebtedness or obligation is not superior in right of payment to the Securities or it is provided that such obligation is subordinated to senior indebtedness to substantially the same extent as the Securities are subordinated to Senior Indebtedness.]

          [If applicable, insert -- "Senior Subordinated Indebtedness" means,
           ---------------------
when used with respect to the Company or the Guarantor, the Securities, in the case of the Company, and the Guarantees, in the case of the Guarantor, and any other indebtedness, guarantee or obligation of the Company or the Guarantor, as the case may be, that specifically provides that such indebtedness, guarantee or obligation is to rank pari passu with other Senior Subordinated Indebtedness of
                      ---- -----
the Company or the Guarantor, as the case may be, and is not subordinated by its terms to any indebtedness, guarantee or obligation of the Company or the Guarantor, as the case may be, which is not Senior Indebtedness.

          [If applicable, insert -- "Subordinated Indebtedness" means, when used
           ---------------------
with respect to the Company or the Guarantor, the Securities, in the case of the Company, and the Guarantees, in the case of the Guarantor, and any other indebtedness, guarantee or obligation of the Company or the Guarantor, as the case may be, that specifically provides that such indebtedness, guarantee or obligation is to rank pari passu with other Subordinated Indebtedness of the
                      ---- -----
Company or the Guarantor, as the case may be, and is not subordinated by its terms to any indebtedness, guarantee or obligation of the Company or the

Guarantor, as the case may be, which is not Senior Indebtedness or Subordinated Senior Indebtedness.

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.7.

          "Stated Maturity," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

          "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or the Guarantor or by one or more other Subsidiaries, or by the Company or the Guarantor and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

          "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however,
                                                            --------  -------
that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean each Trustee with respect to Securities of that series.

          "U.S. Government Obligations" has the meaning specified in Section
13.4.

          "Vice President," when used with respect to the Company, the Guarantor or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."


Section 1.2    Compliance Certificates and Opinions.
               ------------------------------------

          Upon any application or request by the Company or the Guarantor to the Trustee to take any action under any provision of this Indenture, the Company or the Guarantor shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company or the Guarantor, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (including certificates provided for in Section 10.4) shall include

          (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.


Section 1.3    Form of Documents Delivered to Trustee.
               --------------------------------------

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or the

Guarantor or any subsidiary of the Company or the Guarantor stating that the information with respect to such factual matters is in the possession of the Company or the Guarantor or any subsidiary of the Company or the Guarantor, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give, or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.


Section 1.4    Acts of Holders; Record Dates.
               -----------------------------

          Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company or the Guarantor. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee, the Company and the Guarantor, if made in the manner provided in this Section.

          The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          The ownership of Securities shall be proved by the Security Register.

          The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as depositary, by any trust company, bank, banker or other depositary, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee, the Company and the Guarantor may assume that such ownership of any Bearer Security continues until (1) another certificate bearing a later date issued in respect of the same Bearer Security is produced, (2) such Bearer Security is produced to the Trustee by some other Person, (3) such Bearer Security is surrendered in exchange for a Registered Security, or (4) such Bearer Security is no longer Outstanding. The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may also be proved in any other manner which the Trustee deems sufficient.

          Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Company or the Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

          The Company and the Guarantor may, in the circumstances permitted by the Trust Indenture Act, set any day as the record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders of Securities of such series. With regard to any record date set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date (or their duly appointed agents), and only such Persons, shall be entitled to give or take the relevant action, whether or not such Holders remain Holders after such record date. With regard to any action that may be given or taken hereunder only by Holders of a requisite principal amount of Outstanding Securities of any series (or their duly appointed agents) and for which a record date is set pursuant to this paragraph, the Company and the Guarantor may, at their option, set an expiration date after which no such action purported to be given or taken by any Holder shall be effective hereunder unless given or taken on or prior to such expiration date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date (or their duly appointed agents). On or prior to any expiration date set pursuant to this paragraph, the Company and the Guarantor may, on one or more occasions at its option, extend such date to any later date. Nothing in this paragraph shall prevent any Holder (or any duly appointed agent thereof) from giving or taking, after any such expiration date, any action identical to, or, at any time, contrary to or different from, the action or purported action to which such expiration date relates, in which event the Company and the Guarantor may set a record date in respect thereof pursuant to this paragraph. Nothing in this paragraph shall be construed to render ineffective any action taken at any time by the Holders (or their duly appointed agents) of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is so taken. Notwithstanding the foregoing or the Trust Indenture Act, the Company and the Guarantor shall not set a record date for, and the provisions of this paragraph shall not apply with respect to, any notice, declaration or direction referred to in the next paragraph.

          Upon receipt by the Trustee from any Holder of Securities of a particular series of (i) any written notice of default or breach referred to in
Section 5.1(d) or 5.1(e) with respect to Securities of such series, if such default or breach has occurred and is continuing and the Trustee shall not have given such written notice to the Company and the Guarantor, (ii) any declaration of acceleration referred to in Section 5.2, if an Event of Default with respect to Securities of such series has occurred and is continuing and the Trustee shall not have given such a declaration to the Company and the Guarantor, or
(iii) any direction referred to in Section 5.12 with respect to Securities of such series, if the Trustee shall not have taken the action specified in such direction, then a record date shall automatically and without any action by the Company, the Guarantor or the Trustee be set for determining the Holders of Outstanding Securities of such series entitled to join in such notice, declaration or direction, which record date shall be the close of business on the tenth day following the day on which the Trustee receives such notice, declaration or direction. Promptly after such receipt by the Trustee, and in any case not later than the fifth day thereafter, the Trustee shall notify the Company, the Guarantor and the Holders of Outstanding Series of such series of any such record date so fixed. The Holders of Outstanding Securities of such series on such record date (or their duly appointed agents), and only such Persons, shall be entitled to join in such notice, declaration or direction, whether or not such Holders remain Holders after such record date; provided
                                                                   --------
that, unless such notice, declaration or direction shall have become effective by virtue of Holders of the requisite principal amount of Outstanding Securities of such series on such record date (or their duly appointed agents) having joined therein on or prior to the 90th day after such record date, such notice, declaration or direction shall automatically and without any action by any Person be cancelled and of no further effect. Nothing in this paragraph shall be construed to prevent a Holder (or a duly appointed agent thereof) from giving, before or after the expiration of such 90-day period, a notice, declaration or direction contrary to or different from, or, after the expiration of such period, identical to, the notice, declaration or direction to which such record date relates, in which event a new record date in respect thereof shall be set pursuant to this paragraph. Nothing in this paragraph shall be construed to render ineffective any notice, declaration or direction of the type referred to in this paragraph given at any time to the Trustee, the Company and the Guarantor by Holders (or their duly appointed agents) of the requisite principal amount of Outstanding Securities of the relevant series on the date such notice, declaration or direction is so given.

          Without limiting the foregoing, a Holder entitled hereunder to give or take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.


Section 1.5    Notices, Etc., to Trustee, Company and Guarantor.
               ------------------------------------------------

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (a) the Trustee by any Holder, by the Company or by the Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
     Attention:  ____________________, or

          (b) the Company or the Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company or the Guarantor addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company or the Guarantor.


Section 1.6  Notice to Holders; Waiver.
             -------------------------

          Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) (i) to Holders of Registered Securities if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders, and (ii) to Holders of Bearer Securities if published in an Authorized Newspaper in the City of New York and London or other capital city in Western Europe and in such other city or cities as may be specified in such Bearer Securities on a Business Day at least twice, the first such publication to be not earlier than the earliest date (if any), and not later than the latest date (if any), prescribed for the giving of such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders of Registered Securities by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case in which notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security, shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice to Holders of Bearer Securities given as provided herein.

          In case by reason of the suspension of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be made with the approval of the Trustee for such Securities shall constitute sufficient notice to such Holders for every purpose hereunder. Neither the failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice to Holders of Registered Securities given as provided herein.

          Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.


Section 1.7    Conflict with Trust Indenture Act.
               ---------------------------------

          If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.


Section 1.8    Effect of Headings and Table of Contents.
               ----------------------------------------

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.


Section 1.9    Successors and Assigns.
               ----------------------

          All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.


Section 1.10   Separability Clause.
               -------------------

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


Section 1.11   Benefits of Indenture.
               ---------------------

          Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, [the holders of Senior Indebtedness [if applicable, insert -- and
                                                ---------------------
Senior Subordinated Indebtedness] of the Company or the Guarantor] and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.


Section 1.12   Governing Law.
               -------------

          THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.


Section 1.13   Legal Holidays.
               --------------

          In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security or the last date on which a Holder has the right to convert his Securities shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities, other than a provision of the Securities of any series which specifically states that such provision shall apply in lieu of this Section) payment of interest or principal (and premium, if any) or conversion of the Securities need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, or on such last day for conversion, provided that no interest shall accrue for the
                                 --------
period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.


                                   ARTICLE II

                                 Security Forms

Section 2.1    Forms Generally.
               ---------------

          The Registered Securities, if any, of each series and the Bearer Securities, if any, of each series and related coupons appertaining thereto shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities or coupons appertaining thereto, as evidenced by their execution of the Securities or coupons appertaining thereto. If temporary Securities of any series are issued in global form as permitted by Section 3.4, the form thereof shall be established as provided in the preceding sentence. If the form of Securities of any series or coupons appertaining thereto is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.3 for the authentication and delivery of such Securities (or any such temporary global Security) or coupons appertaining thereto.

          Unless otherwise specified as contemplated by Section 3.1, Bearer Securities shall have interest coupons appertaining thereto attached.

          The definitive Securities and coupons appertaining thereto, if any, shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

Section 2.2    Form of Face of Registered Security.
               -----------------------------------

          [Insert any legend required by the Internal Revenue Code and the regulations thereunder.]

                        CYPRUS AMAX FINANCE CORPORATION

                    ________________________________________

No. _________  $____________

          Cyprus Amax Finance Corporation, a corporation duly organized and existing under the laws of Delaware (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ____________________________________, or registered assigns, the principal sum of ___________________________________ Dollars on _________________________________________________ [if the Security
                                                              ---------------
is to bear interest prior to Maturity, insert -- , and to pay interest thereon
- ---------------------------------------------
from ____________ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on ____________ and ____________ in each year, commencing _________, at the rate of ____% per annum, until the principal hereof is paid or made available for payment [if
                                                                         --
applicable, insert --, and at the rate of ____% per annum on any overdue
- ------------------
principal and premium and on any overdue installment of interest]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the _______ or _______ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

          [If the Security is not to bear interest prior to Maturity, insert --
           -----------------------------------------------------------------
The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this Security shall bear interest at the rate of ____% per annum which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand.
Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of ____% per annum which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

          Payment of the principal of (and premium, if any) and [if applicable,
                                                                 --------------
insert -- any such] interest on this Security will be made at the office or
- ------
agency of the Company maintained for that purpose in ____________, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [if applicable, insert -- ;
                                                ---------------------
provided, however, that at the option of the Company payment of interest may be
- --------  -------
made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register].

          This Security is unconditionally guaranteed, on a [senior] [senior subordinated] [subordinated] basis, by Cyprus Amax Minerals Company (the "Guarantor") as set forth in Article 16 of the Indenture and the Guarantee endorsed hereon.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:


                                CYPRUS AMAX FINANCE CORPORATION


                                By_______________________________

Attest:


____________________________

Section 2.3    Form of Reverse of Registered Security.
               --------------------------------------

          This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of _____________, 1994 (herein called the "Indenture"), among the Company, the Guarantor and ___________________, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee, [the holders of Senior Indebtedness] and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [if
                                                                              --
applicable, insert --, limited in aggregate principal amount to $___________].
- ------------------

          [If applicable, insert -- Subject to and upon compliance with the
           ---------------------
provisions of the Indenture, the Holder of this Security is entitled, at his option, at any time on or before the close of business on ____________, or in case this Security or a portion hereof is called for redemption, then in respect of this Security or such portion hereof until and including, but (unless the Company defaults in making the payment due upon redemption) not after, the close of business on the 10th calendar day before the Redemption Date, to exchange this Security (or any portion of the principal amount hereof which is $1,000 or an integral multiple thereof), at the principal amount hereof, or of such portion, into fully paid and non-assessable shares (calculated as to each exchange to the nearest 1/100 of a share) of Common Stock of the Guarantor at an exchange price per share of Common Stock equal to $_____ per each share of Common Stock (or at the current adjusted exchange price if an adjustment has been made as provided in the Indenture) by surrender of this Security, duly endorsed or assigned to the Guarantor or in blank, to the Guarantor at its office or agency in _______________, accompanied by written notice to the Guarantor that the Holder hereof elects to exchange this Security, or if less than the entire principal amount hereof is to be exchanged, the portion hereof to be exchanged, and, in case such surrender shall be made during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date (unless this Security or the portion thereof being exchanged has been called for redemption on a Redemption Date within such period), also accompanied by payment in __________ Clearing House or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of this Security then being exchanged. Subject to the aforesaid requirement for payment and, in the case of a conversion after the Regular Record Date next preceding any Interest Payment Date and on or before such Interest Payment

Date, to the right of the Holder of this Security (or any Predecessor Security) of record at such Regular Record Date to receive an installment of interest (with certain exceptions provided in the Indenture), no payment or adjustment is to be made on exchange for interest accrued hereon or for dividends on the Common Stock issued on exchange. No fractions of shares or scrip representing fractions of shares will be issued on exchange, but instead of any fractional interest the Guarantor shall pay a cash adjustment as provided in the Indenture. The exchange price is subject to adjustment as provided in the Indenture. In addition, the Indenture provides that in case of certain consolidations or mergers to which the Guarantor is a party or the transfer of substantially all of the assets of the Guarantor, the Indenture shall be amended, without the consent of any Holders of Securities, so that this Security, if then outstanding, will be exchangeable thereafter, during the period this Security shall be exchangeable as specified above, only into the kind and amount of securities, cash and other property receivable upon the consolidation, merger or transfer by a holder of the number of shares of Common Stock into which this Security might have been exchanged immediately prior to such consolidation, merger or transfer (assuming such holder of Common Stock failed to exercise any rights of election and received per share the kind and amount received per share by a plurality of non-electing shares).]

          [If applicable, insert -- The Securities are not otherwise subject to
           ---------------------
redemption prior to maturity and no sinking fund is provided for the Securities.]

          [If applicable, insert -- The Securities of this series are subject to
           ---------------------
redemption upon not less than 30 days' notice by mail, [if applicable, insert --
                                                        ---------------------
(1) on ____________ in any year commencing with the year ______ and ending with the year ______ through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2)] at any time [if
                                                                              --
applicable, insert -- on or after __________, 19__], as a whole or in part, at
- ------------------
the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [if applicable, insert -- on
                                                    ---------------------
or before ________________, __%, and if redeemed] during the 12-month period beginning ______________ of the years indicated,

                      Redemption                      Redemption
        Year            Price            Year           Price
        ----          ----------         ----         ----------






and thereafter at a Redemption Price equal to ____% of the principal amount, together in the case of any such redemption [if applicable, insert -- (whether
                                             ---------------------
through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

          [If applicable, insert -- The Securities of this series are subject to
           ---------------------
redemption upon not less than 30 days' notice by mail, (1) on ____________ in any year commencing with the year ____ and ending with the year ____ through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [if
                                                                         --
applicable, insert -- on or after ____________], as a whole or in part, at the
- ------------------
election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning ____________ of the years indicated,

                    Redemption Price For       Redemption Price For
                     Redemption Through        Redemption Otherwise
                      Operation of the        Than Through Operation
      Year              Sinking Fund             of the Sinking Fund
      ----          --------------------       -----------------------





and thereafter at a Redemption Price equal to ____% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

          [If applicable, insert -- Notwithstanding the foregoing, the Company
           ---------------------
may not, prior to _____________, redeem any Securities of this series as contemplated by (if applicable, insert -- Clause (2) of] the preceding paragraph
                 ---------------------
as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than ____% per annum.]

          [If applicable, insert -- The sinking fund for this series provides
           ---------------------
for the redemption on ____________ in each year beginning with the year _______ and ending with the year ______ of [if applicable, insert -- not less than
                                    ---------------------
$__________ ("mandatory sinking fund") and not more than] $_________ aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Company otherwise than through [if applicable,
                                                            --------------
insert -- mandatory] sinking fund payments [if applicable, insert -- and
- ------                                      ---------------------
Securities surrendered for conversion] may be credited against subsequent [if
                                                                           --
applicable, insert -- mandatory] sinking fund payments otherwise required to be
- ------------------
made [if applicable, insert -- in the inverse order in which they become due].]
      ---------------------

          [If the Security is subject to redemption of any kind, insert -- In
           ------------------------------------------------------------
the event of redemption or conversion of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed or unconverted portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

          [If Senior Indebtedness, insert -- The indebtedness evidenced by this
           ------------------------------
Security has been designated as Senior Indebtedness, and, to the extent provided in the Indenture, is pari passu with all other Senior Indebtedness.]
                     ---- -----

          [If Senior Subordinated Indebtedness, insert -- The indebtedness
           -------------------------------------------
evidenced by this Security is, to the extent provided in the Indenture, (i) subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness and (ii) pari passu with all other Senior Subordinated
                             ---- -----
Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee as his attorney-in-fact for any and all such purposes.]

          [If Subordinated Indebtedness, insert -- The indebtedness evidenced by
           ------------------------------------
this Security is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.]

          [If applicable, insert -- The Indenture contains provisions for
           ---------------------
defeasance at any time of [(1) the entire indebtedness of this Security or (2)] certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.]

          [If the Security is not an Original Issue Discount Security, insert --
           ------------------------------------------------------------------
If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

          [If the Security is an Original Issue Discount Security, insert -- If
           --------------------------------------------------------------
an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to --insert formula for determining the
                                            ----------------------------------
amount.  Upon payment (i) of the amount of principal so declared due and payable
- ------
and (ii) of interest on any overdue principal and overdue interest all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and of the Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company, the Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company or the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

          [If the Security and the Guarantee are issued on a senior subordinated
           ---------------------------------------------------------------------
or subordinated basis, insert -- Subject to the rights of holders of Senior
- ---------------------------------
Indebtedness, as set forth in the Indenture, no other reference herein to the Indenture and no other provision of this Security or of the Indenture shall alter or impair the obligations of the Company and the Guarantor, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to exchange this Security as provided in the Indenture.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities of this series are issuable only in registered form without coupons in denominations of [$1,000] and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          [If applicable, insert --
           ---------------------

                           [FORM OF EXCHANGE NOTICE]

To:  CYPRUS AMAX MINERALS COMPANY

          The undersigned owner of this Security hereby irrevocably exercises the option to exchange this Security, or portion hereof (which is $1,000 or an integral multiple thereof) below designated, into shares of Common Stock of Cyprus Amax Minerals Company in accordance with the terms of the Indenture referred to in this Security, and directs that the shares issuable and deliverable upon the exchange, together with any check in payment for fractional shares and any Securities, representing any unexchanged principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Security.

Dated:

Fill in for registration of
  shares of Common Stock and
  Securities if to be issued
  otherwise than to the
  registered holder.
                                         Principal Amount to be converted (in an
                                         integral multiple of $1,000, if less
                                         than all):
                                              $
______________________________
Name

______________________________
Address

______________________________           _________________________
(Please print name and                   Signature
 address, including zip code
 number)


SOCIAL SECURITY OR OTHER
  TAXPAYER IDENTIFYING
  NUMBER
                                    [SIGNATURE GUARANTEED --required only if
                                    Common Stock and Securities are to be issued and delivered to other than registered holder]

______________________________]


                              [FORM OF GUARANTEE]

                 [SENIOR SUBORDINATED][SUBORDINATED] GUARANTEE

          For value received, CYPRUS AMAX MINERALS COMPANY, a company incorporated under the laws of the state of Delaware (including any successor under the Indenture referred to in the Security upon which this Guarantee is endorsed, the "Guarantor"), hereby fully, unconditionally and irrevocably guarantees [if senior subordinated indebtedness, insert -- on a senior
            -------------------------------------------
subordinated basis][if subordinated indebtedness, insert -- on a subordinated
                    ------------------------------------
basis] to the Holder of the Security upon which this Guarantee is endorsed, and to the Trustee on behalf of each such Holder, the performance of all obligations of the Company under the Indenture and the Securities. In case of the failure of the Company or any successor thereto punctually to pay any amounts due, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, as if such payment were being made by the Company.

          The Guarantor hereby agrees that its obligations hereunder shall be unconditional and absolute, irrespective of the invalidity, irregularity or unenforceability of such Security or the Indenture, the absence of any action to enforce the same, the granting of any waiver or consent by the Trustee or the Holder of any such Security with respect to any provisions thereof, the recovery of any judgment against the Company or any action to enforce the same, or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in such Security and in this Guarantee.

          If the Trustee or the Holder of such Security is required by any court or otherwise to return to the Company or the Guarantor, or any custodian, receiver, liquidator, trustee, sequestrator or other similar official acting in relation to the Company or the Guarantor, any amount paid to the Trustee or such Holder in respect of such Security, this Guarantee to the extent of such amount so returned, shall be reinstated in full force and effect. The Guarantor further agrees, to the fullest extent that it may lawfully do so, that, as between the Guarantor, on the one hand, and the Holder of such Security and the Trustee, on the other hand, the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 5 of the Indenture for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition extant under any applicable bankruptcy law preventing such acceleration in respect of the obligations guaranteed hereby.

          The Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Company that arises from the existence, payment, performance or enforcement of the Guarantor's obligations under this Guarantee, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, any right to participate in any claim or remedy of the Holder of such Security and the Trustee on behalf of such Holder against the Company or any collateral which such Holder or the Trustee on behalf of such Holder hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to the Guarantor in violation of the preceding sentence at any time prior to the payment in full of all obligations and all other amounts payable under this Guarantee, such amount shall be deemed to have been paid to the Guarantor for the benefit of, and held in trust for the benefit of, the Holder of such Security and the Trustee on behalf of such Holder, and shall forthwith be paid to the Trustee for the benefit of such Holder to be credited and applied upon such guaranteed obligations,whether matured or unmatured, in accordance with the terms of the Indenture.

          [If senior subordinated indebtedness, insert --Indebtedness evidenced
           -------------------------------------------
by this Guarantee is, to the extent and in the manner provided in the Indenture,
(i) subordinated in right of payment to the prior payment in full of all principal of, and premium (if any) and interest on, all existing and future Senior Indebtedness of the Guarantor, as defined in the Indenture, and (ii) pari
                                                                            ----
passu with all other Senior Subordinated Indebtedness of the Guarantor, as
- -----
defined in the Indenture, and this Guarantee is endorsed hereon subject to such provisions, and each Holder of this Security, by accepting the same, agrees to and shall be bound by such provisions, and authorizes the Trustee on his behalf to take such actions as may be necessary or appropriate to effect the subordination as provided in the Indenture and appoint the Trustee his attorney-in-fact for such purpose.]

          [If subordinated indebtedness, insert -- Indebtedness evidenced by
           ------------------------------------
this Guarantee is, to the extent and in the manner provided in the Indenture,
(i) subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness and (ii) pari passu with all other Subordinated
                                 ---- -----
Indebtedness, and this Security is used subject to the provisions of the
Indenture with respect thereto.   Each Holder of this Security, by accepting the
same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take action as may be necessary or appropriate to effectuate the subordination so provided, and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.]

          All capitalized terms used without definition in this Guarantee shall have the respective meanings assigned thereto in the Indenture.

          This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this Guarantee is endorsed shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                                    CYPRUS AMAX MINERALS COMPANY
ATTEST:



- -------------------------------     ---------------------------------

 Section 2.4  Form of Legend for Global Securities.
              ------------------------------------

          Every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

          This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Security may not be transferred to, or registered or exchanged for Securities registered in the name of, any Person other than the Depositary or a nominee thereof and no such transfer may be registered, except in the limited circumstances described in the Indenture. Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, this Security shall be a Global Security subject to the foregoing, except in such limited circumstances.


Section 2.5    Form of Trustee's Certificate of Authentication.
               -----------------------------------------------

          The Trustee's certificates of authentication shall be in substantially the following form:

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.



                                            ----------------------------------
                                                                    As Trustee


                                            By
                                              ---------------------------------
                                                           Authorized Signatory


                                  ARTICLE III

                                 The Securities

Section 3.1    Amount Unlimited; Issuable in Series.
               ------------------------------------

          The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

          The Securities may be issued in one or more series. There shall be established in or pursuant to Board Resolutions of the Company and the Guarantor and, subject to Section 3.3, set forth, or determined in the manner provided, in an Officers' Certificate of the Company or the Guarantor, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

          (a) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);

          (b) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.4, 3.5, 3.6, 9.6 or 11.7 and except for any Securities which, pursuant to Section 3.3, are deemed never to have been authenticated and delivered hereunder);

          (c) whether Securities of the series are to be issuable as Registered Securities, Bearer Securities or both, whether any Securities of the series are to be issuable initially in temporary global form and whether any Securities of the series are to be issuable in permanent global form or otherwise, with or without coupons appertaining thereto and, if so, whether beneficial owners of interests in any such permanent Global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in Section 3.5, and the Depositary for any Global Security or Securities;

          (d) the manner in which, or the Person to whom, any interest on any Bearer Security of the series shall be payable, if otherwise than upon presentation and surrender of the coupons appertaining thereto as they severally mature and the extent to which, or the manner in which, any interest payable on a temporary Global Security on any Interest Payment Date will be paid if other than in the manner provided in Section 3.5;

          (e) the date or dates on which the principal of the Securities of the series is payable;

          (f) the rate or rates at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any interest payable on any Interest Payment Date;

          (g) the place or places where the principal of and any premium and interest on Securities of the series shall be payable;

          (h) the period or periods within which, the price or prices at which and the terms and conditions upon which

     Securities of the series may be redeemed, in whole or in part, at the option of the Company;

          (i) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

          (j) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

          (k) the currency, currencies or currency units in which payments of the principal of and any premium and interest on any Securities of the series shall be payable if other than the currency of the United States of America and the manner of determining the equivalent thereof in the currency of the United States of America for purposes of the definition of "Outstanding" in Section 1.1;

          (l) if the amount of payments of principal of or any premium or interest on any Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined;

          (m) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or a Holder thereof, in one or more currencies or currency units other than that or those in which the Securities are stated to be payable, the currency, currencies or currency units in which payment of the principal of and any premium and interest on Securities of such series as to which such election is made shall be payable, and the periods within which and the terms and conditions upon which such election is to be made;

          (n) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.2;

          (o) the applicability, nonapplicability, or variation, of Article XIII with respect to the Securities of such Series;

          (p) if applicable, that the Securities of the series shall be subject to either or both of Defeasance or Covenant Defeasance as provided in
     Article XIII; provided that no series of Securities that is convertible
                   --------
     into Common Stock as provided in Article XIV or convertible into or exchangeable for any other securities pursuant to Section 3.1(r) shall be subject to Defeasance pursuant to Section 13.2;

          (q) if and as applicable, that the Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the Depositary or Depositaries for such Global Security or Global Securities and any circumstances other than those set forth in
     Section 3.5 in which any such Global Security may be transferred to, and registered and exchanged for Securities registered in the name of, a Person other than the Depositary for such Global Security or a nominee thereof and in which any such transfer may be registered;

          (r) the terms and conditions, if any, pursuant to which the Securities are exchangeable into Common Stock of the Company pursuant to
     Article XIV, and any variation thereof;

          (s) the terms and conditions, if any, pursuant to which the Securities are exchangeable for any other securities; and

          (t) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by
     Section 9.1(e)).

          All Securities of any one series and the coupons appertaining to any Bearer Securities of such series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolutions of the Company and the Guarantor referred to above and (subject to Section 3.3) set forth, or determined in the manner provided, in the Officers' Certificate referred to above or in any such indenture supplemental hereto.

          If any of the terms of the series are established by action taken pursuant to Board Resolutions of the Company and the Guarantor, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.


Section 3.2    Denominations.
               -------------

          The Securities of each series shall be issuable in such denominations as shall be specified as contemplated by Section 3.1. In the absence of any such specified denomination with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.


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

Section 3.3    Execution, Authentication, Delivery and Dating.
               ----------------------------------------------

          The Securities shall be executed on behalf of the Company by its Chairman of the Board, either of its Co-Chairmen of the Board, its Vice Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile. Coupons shall bear the facsimile signature of the Chairman of the Board, President, Treasurer or any Vice President of the Company.

          The Guarantees shall be executed on behalf of the Guarantor by either of its Co-Chairmen of the Board, its President, one of its Vice Presidents or its Treasurer, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Guarantees may be manual or facsimile.

          Securities and Guarantees and coupons appertaining thereto bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company or the Guarantor shall bind the Company and the Guarantor, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any Series, executed by the Company, with the Guarantees of the Guarantor endorsed thereon, together with any coupons appertaining thereto, to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise; provided, however, that, in connection with its sale, during the
           --------  -------
"restricted period" (as defined in Section 1.163-5(c)(2)(i)(D)(7) of the United States Treasury Regulations), no Bearer Security shall be mailed or otherwise delivered to any location in the United States; and provided, further, that a
                                                    --------  -------
Bearer Security may (other than a temporary Global Security in bearer form delivered as provided in Section 3.5) be delivered outside the United States in connection with its original issuance and only if the Person entitled to receive such Bearer Security shall have furnished a certificate in the form set forth in Exhibit A to this Indenture, or in such other form of certificate as shall contain information then required by federal income tax laws and, if applicable, federal securities laws, dated no earlier than the Certification Date. If any Security shall be presented by a permanent global Bearer Security, then, for purposes of this Section and Section 3.5, the notation of a beneficial owner's interest therein upon original issuance of such Security or upon exchange of a portion of a temporary Global Security shall be deemed to be delivery in connection with sale, during the "restricted period" (as defined in Section 1.163-5(c)(2)(i)(D)(7) of the United States Treasury Regulations) of such beneficial owner's interest in such permanent Global Security. Except as permitted by Section 3.6, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant coupons for interest then matured have been detached and cancelled. If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 2.1 and 3.1, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating,

          (a) if the form of such Securities has been established by or pursuant to Board Resolutions of the Company and the Guarantor as permitted by Section 2.1, that such form has been established in conformity with the provisions of this Indenture;

          (b) if the terms of such Securities have been established by or pursuant to Board Resolutions of the Company and the Guarantor as permitted by Section 3.1, that such terms have been established in conformity with the provisions of this Indenture;

          (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and

          (d) that the Guarantees endorsed on such Securities, when the Securities have been authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Guarantor enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principals and to such other matters as counsel may specify.

If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

          Notwithstanding the provisions of Section 3.1 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 3.1 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

          Each Registered Security shall be dated the date of its authentication and each Bearer Security shall be dated as of the date of issuance of the first Bearer Security of such series to be issued.

          No Security or Guarantee or coupons appertaining thereto shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security, or the Security to which such coupon appertains, a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.9, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.


Section 3.4    Temporary Securities.
               --------------------

          Pending the preparation of definitive Securities of any series, the Company and the Guarantor may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities, each having endorsed therein a temporary Guarantee executed by the Guarantor, which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued in registered form or, if authorized, in bearer form with one or more coupons appertaining thereto or without coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.


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

In the case of any series issuable as Bearer Securities, such temporary Securities may be in global form. A temporary Bearer Security shall be delivered only in compliance with the conditions set forth in Section 3.3. Temporary Guarantees shall be substantially of the tenor of the definitive Guarantees in lieu of which they are issued with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Guarantees may determine, as evidenced by their execution of such Guarantees.

          Except in the case of temporary Securities in global form (which shall be exchanged in accordance with the provisions of the following paragraphs), if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared, each having endorsed therein definitive Guarantees, without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company and the Guarantor shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor; provided, however that no Bearer Security
                                     --------  -------
shall be issued in exchange for a temporary Registered Security; and provided,
                                                                     --------
further, that a definitive Bearer Security (including interests in a permanent
- -------
Global Security) shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth in Section 3.3.

          Any temporary global Bearer Security and any permanent global Bearer Security shall, unless otherwise provided therein, be delivered to the London office of a depositary or common depositary (the "Common Depositary") for the benefit of [Euroclear and CEDEL S.A.] for credit to the respective accounts of the beneficial owners of such Securities (or to such other accounts as they may direct).

          Without unnecessary delay but in any event not later than the date specified in, or determined pursuant to the terms of, any such temporary global Bearer Security of a series (the "Exchange Date"), the Company shall deliver to the Trustee definitive Securities of that series in aggregate principal amount equal to the principal amount of such temporary global Bearer Security, executed by the Company with the Guarantees endorsed therein. On or after the Exchange Date such temporary global Bearer Security shall be surrendered by the Common

Depositary to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities of that series without charge and the Trustee shall authenticate and deliver, in exchange for each portion of such temporary global Bearer Security, a like aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such temporary global Bearer Security to be exchanged; provided, however, that unless otherwise
                                        --------  -------
specified in such temporary global Bearer Security, no such definitive Securities shall be delivered unless, upon such presentation by the Common Depositary, such temporary global Bearer Security is accompanied by a certificate dated the Exchange Date or a subsequent date and signed by [Euroclear] as to the portion of such temporary global Bearer Security held for its account then to be exchanged and a certificate dated the Exchange Date or a subsequent date and signed by [CEDEL S.A.] as to the portion of such temporary global Bearer Security held for its account then to be exchanged, each in the form set forth in Exhibit B to this Indenture. The definitive Securities to be delivered in exchange for any such temporary global Bearer Security shall be in bearer form, registered form, permanent global bearer form or permanent global registered form, or any combination thereof, as specified as contemplated by
Section 3.1, and if any combination thereof is so specified, as requested by the beneficial owner thereof.

          Unless otherwise specified in the temporary global Bearer Security, the interest of a beneficial owner of Securities of a series in a temporary global Bearer Security shall be exchanged on or after the Exchange Date for definitive Securities (and where the form of the definitive Securities is not specified by the Holder for an interest in a permanent Global Security) of the same series and of like tenor upon delivery by such beneficial owner to [Euroclear or CEDEL S.A.], as the case may be, of a certificate in the form set forth in Exhibit A to this Indenture dated no earlier than the Certification Date, copies of which certificate shall be available from the offices of [Euroclear and CEDEL S.A.], the Trustee, any Authenticating Agent appointed for such series of Securities and each Paying Agent. Unless otherwise specified in such temporary global Bearer Security, any exchange shall be made free of charge to the beneficial owners of such temporary global Bearer Security, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like in the event that such Person does not take delivery of such definitive Securities in person at the office of [Euroclear or CEDEL S.A.]. Definitive Securities in bearer form to be delivered in exchange for any portion of a temporary global Bearer Security shall be delivered only outside the United States.

          All Outstanding temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by Section 3.1, interest payable on a temporary global Bearer Security on an Interest Payment Date for Securities of such series shall be payable to [Euroclear and CEDEL S.A.] on such Interest Payment Date upon delivery by [Euroclear and CEDEL S.A.] to the Trustee of a certificate or certificates in the form set forth in Exhibit B to this Indenture, for credit without further interest on or after such Interest Payment Date to the respective accounts of the Persons who are the beneficial owners of such temporary global Bearer Security on such Interest Payment Date and who have each delivered to [Euroclear or CEDEL S.A.], as the case may be a certificate in the form set forth in Exhibit A to this indenture. Any interest so received by [Euroclear and CEDEL S.A.] and not paid as herein provided shall be returned to the Trustee immediately prior to the expiration of two years after such Interest Payment Date in order to be repaid to the Company in accordance with Section 10.3.


Section 3.5    Registration, Registration of Transfer and Exchange.
               ---------------------------------------------------

          The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Registered Securities and transfers of Registered Securities as herein provided.

          Upon surrender for registration of transfer of any Registered Security of any series at the office or agency in a Place of Payment for that series, the Company and the Guarantor shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor.

          At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Registered Securities to be exchanged at such office or agency. Whenever any Registered Securities are so surrendered for exchange, the Company and the Guarantor shall execute, and the Trustee shall authenticate and deliver, the Registered Securities which the Holder making the exchange is entitled to receive. A Holder of Registered Securities cannot have Bearer Securities issued in exchange for such Registered Securities.

          At the option of the Holder of Bearer Securities of any series, such Bearer Securities may be exchanged for Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured coupons and all matured coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which such a payment shall have been made such Holder shall be entitled to receive from the Company the amount of such payment; provided, however, that, except as otherwise
                                    --------  -------
provided in Section 10.2, interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in exchange for a Registered Security of the same series and like tenor after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date for payment, as the case may be, and interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

          Whenever any Securities are so surrendered for exchange, the Company and the Guarantor shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

          All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company and the Guarantor, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

          Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Guarantor or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.4, 9.6 or 11.7 not involving any transfer.

          The Company shall not be required (1) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 11.3 and ending at the close of business on (A) if Securities of the series are issuable only as Registered Securities, the day of the mailing of the relevant notice of redemption and (B) if Securities of the series are issuable as Bearer Securities, the day of the first publication of the relevant notice of redemption, except that if Securities of the series are also issuable as Registered Securities and there is no publication, the mailing of relevant notice of redemption, (2) to register the transfer of or exchange any Registered Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part, or (3) to exchange any Bearer Security so selected for redemption except that such a Bearer Security may be exchanged for a Registered Security of that series and like tenor, provided that such Registered Security shall be simultaneously surrendered for redemption.

          Notwithstanding any other provision in this Indenture, no registered Global Security may be transferred to, or registered or exchanged for Securities registered in the name of, any Person other than the Depositary for such registered Global Security or any nominee thereof, and no such transfer may be registered, unless (1) such Depositary (A) notifies the Company that it is unwilling or unable to continue as Depositary for such registered Global Security or (B) ceases to be a clearing agency registered under the Exchange Act, (2) the Company executes and delivers to the Trustee a Company Order that such registered Global Security shall be so transferable, registrable and exchangeable, and such transfers shall be registrable, (3) there shall have occurred and be continuing an Event of Default with respect to the Securities evidenced by such registered Global Security or (4) there shall exist such other circumstances, if any, as have been specified for this purpose as contemplated by Section 3.1. Notwithstanding any other provision in this Indenture, a registered Global Security to which the restriction set forth in the preceding sentence shall have ceased to apply may be transferred only to, and may be registered and exchanged for Registered Securities registered only in the name or names of, such Person or Persons as the Depositary for such registered Global Security shall have directed and no transfer thereof other than such a transfer may be registered.

          Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a registered Global Security to which the restriction set forth in the first sentence of the preceding paragraph shall apply, whether pursuant to this Section, Section 3.4, 3.6, 9.6 or 11.7 or otherwise, shall be authenticated and delivered in the form of, and shall be, a registered Global Security.


Section 3.6    Mutilated, Destroyed, Lost and Stolen Securities.
               ------------------------------------------------

          If any mutilated Security or a Security with a mutilated coupon appertaining to it is surrendered to the Trustee, the Company and the Guarantor shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding with coupons corresponding to the coupons, if any, appertaining to the surrendered Security.

          If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security or coupon appertaining thereto and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company, the Guarantor or the Trustee that such Security or coupon has been acquired by a bona fide purchaser, the Company and the Guarantor shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security or in exchange for the security to which a destroyed, lost or stolen coupon appertains (with all appurtenant coupons not destroyed, lost or stolen), a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding with coupons corresponding to the coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen coupon appertains.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security; provided, however, that
                                                      --------  -------
the principal of and any premium and interest on Bearer Securities shall, except as otherwise provided in Section 10.2, be payable only at an office or agency located outside the United States.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security of any series with its coupons, if any, issued pursuant to this Section in lieu of any destroyed, lost or stolen Security or in exchange for a Security to which a destroyed, lost or stolen coupon appertains shall constitute an original additional contractual obligation of the Company and the Guarantor, whether or not the destroyed, lost or stolen Security and its coupons, if any, of the destroyed, lost or stolen coupons shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons.


Section 3.7    Payment of Interest; Interest Rights Preserved.
               ----------------------------------------------

          Except as otherwise provided as contemplated by Section 3.1 with respect to any series of Securities, interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Registered Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. Interest on any Bearer Security which is payable, and is punctually paid or duly provided for, on any Interest Payment date shall be paid to the bearer of the applicable coupon appertaining to such Bearer Security. Unless otherwise provided with respect to the Securities of any series, payment of interest may be made at the option of the Company (i) in the case of Registered Securities, by check mailed or delivered to the address of any Person entitled thereto as such address shall appear in the Security Register, or (ii) in the case of Bearer Securities, except as otherwise provided in Section 10.2, upon presentation and surrender of the appropriate coupon appertaining thereto at an office or agency of the Company in a Place of Payment located outside the United States or by transfer to an account maintained by the payee with a bank located outside the United States.

          Any interest on any Registered Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (a) or (b) below:

          (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date, therefor to be mailed, first-class postage prepaid, to each Holder of Registered Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (b).

          (b) The Company may make payment of any Defaulted Interest on the Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

          Subject to the provisions of Section 14.2, in the case of any Registered Security which is converted after any Regular Record Date and on or prior to the next succeeding Interest Payment Date, interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Registered Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence in the case of any Registered Security which is converted, interest whose Stated Maturity is after the date of conversion of such Security shall not be payable.


Section 3.8    Persons Deemed Owners.
               ---------------------

          Prior to due presentment of a Registered Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of and any premium and (subject to Section 3.7) any interest on such Registered Security and for all other purposes whatsoever, whether or not such Registered Security be overdue, and neither the Company, the Guarantor, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.


Section 3.9    Cancellation.
               ------------

          All Securities and coupons surrendered for payment, redemption, registration of transfer or exchange or conversion or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. All Registered Securities and matured coupons so delivered shall be promptly cancelled by the Trustee. All Bearer Securities and unmatured coupons so delivered shall be held by the Trustee and, upon instruction by a Company Order, shall be cancelled or held or reissuance. Bearer Securities and unmatured coupons held for reissuance may be reissued only in replacement of mutilated, lost, stolen or destroyed Bearer Securities of the same series and like tenor or the related coupons pursuant to Section 3.6. All Bearer Securities and unmatured coupons held by the Trustee pending such cancellation of reissuance shall be deemed to be delivered to the Trustee for all purposes of this Indenture and the Securities. The Company and the Guarantor may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company or the Guarantor may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order.

          In the case of any temporary global Bearer Security, which shall be disposed of if the entire aggregate principal amount of the Securities represented thereby has been exchanged, the certificate of disposition shall state that all certificates required pursuant to Section 3.4 hereof, substantially in the form of Exhibit B hereto, to be given by [Euroclear or CEDEL S.A.], have been duly presented to the Trustee for such Securities by [Euroclear or CEDEL S.A.] as the case may be. Permanent Global Securities shall not be disposed of until exchanged in full for definitive Securities or until payment thereon is made in full.


Section 3.10   Computation of Interest.
               -----------------------

          Except as otherwise specified as contemplated by Section 3.1 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.


                                   ARTICLE IV

                           Satisfaction and Discharge
Section 4.1    Satisfaction and Discharge of Indenture.
               ---------------------------------------

          This Indenture shall upon Company Request or Guarantor Request cease to be of further effect (except as to any surviving rights of conversion, registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company or the Guarantor, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (a)  either

               (A) all Securities of such series theretofore authenticated and delivered and all coupons, if any, appertaining thereto (other than (i) coupons appertaining to Bearer Securities surrendered for exchange for Registered Securities and maturing after such exchange, whose surrender is not required or has been waived as provided in

     Section 3.5, (ii) Securities and coupons which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6,
     (iii) coupons appertaining to Bearer Securities called for redemption and maturing after the relevant Redemption Date, whose surrender has been waived as provided in Section 11.6, and (iv) Securities and coupons for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.3 have been delivered to the Trustee for cancellation; or

               (B) all such Securities not theretofore delivered to the Trustee for cancellation

                    (i)    have become due and payable, or

                    (ii) will become due and payable at their Stated Maturity within one year, or

                    (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company or the Guarantor, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities and coupons appertaining thereto, if any, not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities and coupons appertaining thereto, if any, which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (b) the Company or the Guarantor has paid or caused to be paid all other sums payable hereunder by the Company or the Guarantor; and

          (c) the Company or the Guarantor, as the case may be, has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

          Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.7, the obligations of the Trustee to any Authenticating Agent under Section 6.14 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (a) of this Section, the obligations of the Trustee under Section 4.2 and the last paragraph of Section 10.3 shall survive.

 Section 4.2  Application of Trust Money.
              --------------------------

          Subject to provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities, the coupons and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee. All moneys deposited with the Trustee pursuant to Section 4.1 (and held by it or any Paying Agent) for the payment of Securities or coupons appertaining thereto subsequently exchanged shall be returned to the Guarantor upon Guarantor Request [if applicable, insert -- and shall not be subject to the claims of the holders
 ---------------------
of Senior Indebtedness].


                                   ARTICLE V

                                    Remedies

Section 5.1    Events of Default.
               -----------------

          "Event of Default," wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article XV or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (a) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

          (b) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

          (c) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

          (d) default in the performance, or breach, of any covenant or warranty of the Company and the Guarantor in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company and the Guarantor by the Trustee or to the Company, the Guarantor and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (e) the Company or the Guarantor shall fail to pay any Indebtedness in excess of [$20,000,000] owing by the Company or the Guarantor, or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, or the Company or the Guarantor shall fail to perform any term, covenant or agreement on its part to be performed under any agreement or instrument evidencing or securing or relating to any such Indebtedness, if the effect of such failure in either case is that the maturity of such Indebtedness is duly accelerated (for this purpose "Indebtedness" shall have the same meaning as the term "Funded Debt" but the term Indebtedness shall apply irrespective of the maturity of such indebtedness or obligation) (the Trustee shall not be deemed to have knowledge of a default under this subsection (e) unless it shall have actual knowledge thereof); provided, however, that, subject
                                              --------  -------
     to the provisions of Sections 6.1 and 6.2, the Trustee shall not be deemed to have knowledge of such failure to pay unless either (A) a Responsible Officer of the Trustee shall have actual knowledge of such failure to pay or (B) the Trustee shall have received written notice thereof from the Company or the Guarantor, from any Holder, from the holder of any such Indebtedness or from the trustee thereunder; or

          (f) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or the Guarantor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or the Guarantor a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or the Guarantor under any applicable Federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or the Guarantor or of any substantial part of their respective property, or ordering the winding up or liquidation of their affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (g) the commencement by the Company or the Guarantor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by either of them to the entry of a decree or order for relief in respect of the Company or the Guarantor in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or the Guarantor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or the Guarantor in furtherance of any such action; or

          (h) any other Event of Default provided with respect to Securities of that series.


Section 5.2    Acceleration of Maturity; Rescission and Annulment.
               --------------------------------------------------

          If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company and the Guarantor (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

          At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company, the Guarantor and the Trustee, may rescind and annul such declaration and its consequences if

          (a) the Company or the Guarantor has paid or deposited with the Trustee a sum sufficient to pay

               (A) all overdue interest on all Securities and coupons appertaining thereto, if any, of that series,

               (B) the principal of (and premium, if any, on) any Securities and coupons appertaining thereto, if any, of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

               (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities or coupons appertaining thereto, if any, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

and

          (b) all Events of Default with respect to Securities or coupons appertaining thereto, if any, of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in
     Section 5.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.


Section 5.3    Collection of Indebtedness and Suits for Enforcement by Trustee.
               ---------------------------------------------------------------

          The Company and the Guarantor covenant that if

          (a) default is made in the payment of any interest on any Security and any coupons appertaining thereto when such interest becomes due and payable and such default continues for a period of 30 days, or

          (b) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company or the Guarantor will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities and coupons, the whole amount then due and payable on such Securities and coupons for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series and any related coupons by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.


Section 5.4    Trustee May File Proofs of Claim.
               --------------------------------

          In case of any judicial proceeding relative to the Company or the Guarantor (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 6.7.

          No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided,
                                                                   --------
however, that the Trustee may, on behalf of the Holders, vote for the election
- -------
of a trustee in bankruptcy or similar official and be a member of a creditor's or other similar committee.


Section 5.5    Trustee May Enforce Claims Without Possession of Securities or
               --------------------------------------------------------------
               Coupons.
               -------

          All rights of action and claims under this Indenture or the Securities or coupons may be prosecuted and enforced by the

Trustee without the possession of any of the Securities or coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities or coupons in respect of which such judgment has been recovered.


Section 5.6    Application of Money Collected.
               ------------------------------

          [Subject to Article XV,] any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities or coupons and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee under Section 6.7; and

          SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities and coupons in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities and coupons for principal and any premium and interest, respectively.


Section 5.7    Limitation on Suits.
               -------------------

          No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

          (b) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (c) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.


Section 5.8    Unconditional Right of Holders to Receive Principal, Premium and
               ----------------------------------------------------------------
               Interest and to Convert.
               -----------------------

          Notwithstanding any other provision in this Indenture, [but subject to
Article XV,] the Holder of any Security or coupon shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 3.7) interest on such Security or such coupon on the respective Stated Maturities expressed in such Security or coupon (or, in the case of redemption, on the Redemption Date) and to exchange such Security or coupon in accordance with Article XIV and to institute suit for the enforcement of any such payment and right to exchange, and such rights shall not be impaired without the consent of such Holder.


Section 5.9    Restoration of Rights and Remedies.
               ----------------------------------

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.


Section 5.10   Rights and Remedies Cumulative.
               ------------------------------

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.


Section 5.11   Delay or Omission Not Waiver.
               ----------------------------

          No delay or omission of the Trustee or of any Holder of any Securities or coupons to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.


Section 5.12   Control by Holders.
               ------------------

          The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that
                           --------

          (a) such direction shall not be in conflict with any rule of law or with this Indenture, and

          (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.


Section 5.13   Waiver of Past Defaults.
               -----------------------

          The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

          (a) in the payment of the principal of or any premium or interest on any Security of such series, or

          (b) in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.


Section 5.14   Undertaking for Costs.
               ---------------------

          In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture nor
               --------
shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or in any suit for the enforcement of the right to exchange any Security in accordance with Article XIV.


Section 5.15   Waiver of Usury, Stay or Extension Laws.
               ---------------------------------------

          The Company and the Guarantor each covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company and the Guarantor each (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                 ARTICLE VI

                                 The Trustee

Section 6.1    Certain Duties and Responsibilities.
               -----------------------------------

          The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.


Section 6.2    Notice of Defaults.
               ------------------

          If a default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in
- --------  -------
Section 5.1(d) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.


Section 6.3    Certain Rights of Trustee.
               -------------------------

          Subject to the provisions of Section 6.1:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company or the Guarantor mentioned herein shall be sufficiently evidenced by a Company Request or Company Order in the case of a request or direction of the Company, or a Guarantor Request or a Guaranty Order, in the case of a request or direction of the Guarantor, and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence, of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document, but the trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.


Section 6.4    Not Responsible for Recitals or Issuance of Securities.
               ------------------------------------------------------

          The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company or the Guarantor, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.


Section 6.5    May Hold Securities.
               -------------------

          The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, the Guarantor or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and coupons and, subject to Sections 6.8 and 6.13, may otherwise deal with the Company and the Guarantor with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.


Section 6.6    Money Held in Trust.
               -------------------

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company and the Guarantor.


Section 6.7    Compensation and Reimbursement.
               ------------------------------

          The Company and the Guarantor agree

          (a) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (b) except as otherwise expressly provided herein, to promptly reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (c) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.


Section 6.8    Disqualification; Conflicting Interests.
               ---------------------------------------

          If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.


Section 6.9    Corporate Trustee Required; Eligibility.
               ---------------------------------------

          There shall at all times be one or more Trustees hereunder with respect to the Securities of each series, at least one of which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 and its Corporate Trust Office in ______________________________.
If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.


Section 6.10   Resignation and Removal; Appointment of Successor.
               -------------------------------------------------

          No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

          The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company and the Guarantor. If the instrument of acceptance by a successor Trustee required by
Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company and the Guarantor.

          If at any time:

          (a) the Trustee shall fail to comply with Section 6.8 after written request therefor by the Company, the Guarantor or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (b) the Trustee shall cease to be eligible under Section 6.9 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (c) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company by a Board Resolution, with the consent of the Guarantor, may remove the Trustee with respect to all securities, or (B) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

          If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any Series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company, the Guarantor and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any Series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 6.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 10.6. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

Section 6.11   Acceptance of Appointment by Successor.
               --------------------------------------

          In the case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company, the Guarantor and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

          In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the Guarantor, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company, the Guarantor or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

          Upon request of any such successor Trustee, the Company and the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) and (b) of this Section, as the case may be.

          No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.


Section 6.12   Merger, Conversion, Consolidation or Succession to Business.
               -----------------------------------------------------------

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.


Section 6.13   Preferential Collection of Claims Against Company.
               -------------------------------------------------

          If and when the Trustee shall be or become a creditor of the Company (or the Guarantor or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or the Guarantor or any such other obligor).


Section 6.14   Appointment of Authenticating Agent.
               -----------------------------------

          The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer, partial conversion or partial redemption thereof or pursuant to Section 3.6, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and the Guarantor and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

          Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company and the Guarantor. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company and the Guarantor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and the Guarantor and shall mail written notice of such appointment by first class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an

Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

          The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 6.7.

          If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series, may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.



                                           -----------------------------------
                                                                    As Trustee



                                           By:
                                               -------------------------------
                                                       As Authenticating Agent



                                           By:
                                               -------------------------------
                                                            Authorized Officer


                                  ARTICLE VII

               Holders' Lists and Reports by Trustee and Company

Section 7.1    Company to Furnish Trustee Names and Addresses of Holders.
               ---------------------------------------------------------

          The Company will furnish or cause to be furnished to the Trustee

          (a) semi-annually, not more than 15 days after each Regular Record Date, a list for each series of Securities, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of such series as of the Regular Record Date, as the case may be, and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its
- ---------
capacity as Security Registrar.


Section 7.2    Preservation of Information; Communications to Holders.
               ------------------------------------------------------

          The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 7.1 upon receipt of a new list so furnished.

          The rights of the Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

          Every Holder of Securities or coupons, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.


Section 7.3    Reports by Trustee.
               ------------------

          The Trustee shall transmit to Holders of Registered Securities, as the names and addresses of such Holders appear in the Security Register, and to such Holders of Securities as have, within the two years preceding such transmissions, filed their names and addresses with the Trustee for that purpose. Such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

          A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission, with the Company and with the Guarantor. The Company will notify the Trustee when any Securities are listed on any stock exchange.


Section 7.4    Reports by Company.
               ------------------

          The Company and the Guarantor shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or
                               --------
reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.


                                  ARTICLE VIII

              Consolidation, Merger, Conveyance, Transfer or Lease

Section 8.1    Company and Guarantor May Consolidate, Etc., Only on Certain
               ------------------------------------------------------------
               Terms.
               -----

          Neither the Company nor the Guarantor shall consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and neither the Company nor the Guarantor shall permit any Person (other than a wholly-owned subsidiary of the Company or the Guarantor) to consolidate with or merge into the Company or the Guarantor or convey, transfer or lease its properties and assets substantially as an entirety to the Company or the Guarantor, unless:

          (a) in case the Company or the Guarantor shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company or the Guarantor is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company or the Guarantor substantially as an entirety shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company or the Guarantor to be performed or observed [and shall have provided for conversion rights in accordance with Section 14.11];

          (b) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company, the Guarantor or any Subsidiary of either of them as a result of such transaction as having been incurred by the Company, the Guarantor or such Subsidiary at the time of such transaction, no Event of

     Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

          (c) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Company would become subject to a mortgage, pledge, lien, security interest or other encumbrance which would not be permitted by this Indenture, the Company, the Guarantor or such successor Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) all indebtedness secured thereby; and

          (d) the Company or the Guarantor has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.


Section 8.2    Successor Substituted.
               ---------------------

          Upon any consolidation of the Company or the Guarantor with, or merger of the Company or the Guarantor into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company or the Guarantor substantially as an entirety in accordance with Section 8.1, the successor Person formed by such consolidation or into which the Company or the Guarantor is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or the Guarantor under this Indenture with the same effect as if such successor Person had been named as the Company or the Guarantor herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities and Guarantees and coupons.


                                   ARTICLE IX

                            Supplemental Indentures

Section 9.1    Supplemental Indentures Without Consent of Holders.
               --------------------------------------------------

          Without the consent of any Holders, the Company, when authorized by a Board Resolution, the Guarantor, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (a) to evidence the succession of another Person to the Company or the Guarantor and the assumption by any such successor of the covenants of the Company or the Guarantor herein and in the Securities; or

          (b) to add to the covenants of the Company or the Guarantor for the benefit of the Holders of all or any series of Securities and any coupons appertaining thereto (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company or the Guarantor; or

          (c)  to add any additional Events of Default; or

          (d) to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of or any premium or interest on Bearer Securities, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be issued in exchange for Bearer Securities of other authorized denominations or to permit or facilitate the issuance of Securities in uncertificated form; or

          (e) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (A) shall neither (i) apply to any Security and any coupon appertaining thereto of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (ii) modify the rights of the Holder of any such Security and any coupon appertaining thereto with respect to such provision or (B) shall become effective only when there is no such Security and any coupon appertaining thereto Outstanding; or

          (f) to secure the Securities and any coupon appertaining thereto pursuant to the requirements of Article X or otherwise; or

          (g) to establish the form or terms of Securities and any coupon appertaining thereto of any series as permitted by Sections 2.1 and 3.1; or

          (h) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11; or

          (i) to make provision with respect to the conversion rights of Holders pursuant to the requirements of Article XIV; or

          (j) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant
                                             --------
     to this Clause (j) shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect.


Section 9.2    Supplemental Indentures with Consent of Holders.
               -----------------------------------------------

          With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, the Guarantor, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provision to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series and any related coupons under this Indenture; provided, however, that no
                                                     --------  -------
such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (a) change the Stated Maturity of the principal of, or any instalment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or adversely affect the right to convert any Security as provided in Article XIV, or modify the provisions of this Indenture with respect to the subordination of the Securities in a manner adverse to the Holders, or

          (b) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

          (c)  modify any of the provisions of this Section, Section 5.13 or
     Section 10.10, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this Clause shall not be deemed to require
              --------  -------
     the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 10.10, or the deletion of this proviso, in accordance with the requirements of Sections
     6.11 and 9.1(h).

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.


Section 9.3    Execution of Supplemental Indentures.
               ------------------------------------

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article (or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.


Section 9.4    Effect of Supplemental Indentures.
               ---------------------------------

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.


Section 9.5    Conformity with Trust Indenture Act.
               -----------------------------------

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.


Section 9.6    Reference in Securities to Supplemental Indentures.
               --------------------------------------------------

          Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company and the Guarantor shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee, the Guarantor and the Company, to any such supplemental indenture may be prepared and executed by the Company and the Guarantor and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series and any coupons appertaining thereto.


                                   ARTICLE X

                                   Covenants

Section 10.1   Payment of Principal, Premiums and Interest.
               -------------------------------------------

          The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of and any premium and interest on the Securities of that series in accordance with the terms of the Securities any coupons appertaining thereto and this Indenture. Unless otherwise specified as contemplated by Section 3.1 with respect to any series of Securities, any interest due on and payable with respect to Bearer Securities on or before Maturity shall be payable only upon presentation and surrender of the several coupons for such interest installments, as are evidenced thereby as they severally mature.


Section 10.2   Maintenance of Office or Agency.
               -------------------------------

          If Securities of a series are issuable only as Registered Securities, the Company and the Guarantor will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange, where securities may be surrendered for conversion and where notices and demands to or upon the Company or the Guarantor in respect of the Securities of that series and this Indenture may be served. If Securities of a series are issuable as Bearer Securities, the Company and the Guarantor will maintain (A) in The Borough of Manhattan, the City of New York, an office or agency where any Registered Securities of that series may be presented or surrendered for payment, where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange for Registered Securities, where notices and demands to or upon the Company or the Guarantor in respect of the Securities of that series and this Indenture may be served and where Bearer Securities of that series and related coupons may be presented or surrendered for payment in the circumstances described in the following paragraph (and not otherwise), (B) subject to any laws or regulations applicable thereto, in a Place of Payment for that series which is located outside the United States, an office or agency where Bearer Securities of that series and related coupons may be presented and surrendered for payment; provided, however, that if the Securities of that series are listed on the
- --------  -------
International Stock Exchange of the United Kingdom and the Republic of Ireland Limited, the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company and the Guarantor will maintain a Paying Agent for the Securities of that series in London, Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of that series are listed on such exchange, and (C) subject to any laws or regulations applicable thereto, in a Place of Payment for that series located outside the United States an office or agency where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange and where notices and demands to or upon the Company or the Guarantor in respect of the Securities of that series and this Indenture may be served. The Company and the Guarantor will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company or the Guarantor shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that Bearer Securities of that series and the related coupons may be presented and surrendered for payment at the office of any Paying Agent for such series located outside the United States, and the Company and the Guarantor hereby appoint the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          No payment of principal, premium or interest on Bearer Securities shall be made at any office or agency of the Company or the Guarantor in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States, nor shall any payments be made in respect of Bearer Securities or coupons appertaining thereto pursuant to the presentation to the Company or the Guarantor or its designated Paying Agents within the United States; provided,
                                                                    --------
however, that, if the Securities of a series are denominated and payable in
- -------
Dollars, payment of principal of and any premium and interest on any Bearer Security shall be made at the office of the Paying Agent in The Borough of Manhattan, The City of New York, if (but only if) payment in Dollars of the full amount of such principal, premium or interest, as the case may be, at all offices or agencies outside the United States maintained for the purpose by the Company or the Guarantor in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

          The Company or the Guarantor may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or
                                --------  -------
rescission shall in any manner relieve the Company or the Guarantor of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company and the Guarantor will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.


Section 10.3   Money for Securities Payments to Be Held in Trust.
               -------------------------------------------------

          If the Company or the Guarantor shall at any time act as its own Paying Agent with respect to any series of Securities and any coupons appertaining thereto, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents for any series of Securities and any coupons appertaining thereto, it will, prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

          The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (1) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (2) during the continuance of any default by the Company (or the Guarantor or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, and upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

          The Company or the Guarantor may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company, the Guarantor or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company, the Guarantor or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company or the Guarantor, in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due or payable shall be paid to the Company or the Guarantor on Company Request or Guarantor Request, or (if then held by the Company or the Guarantor) shall be discharged from such trust; and the Holder of such Security and any coupon appertaining thereto shall thereafter, as an unsecured general creditor, look only to the Company and the Guarantor for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company or the Guarantor as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being
       --------  -------
required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company or the Guarantor.

Section 10.4   Statement by Officers as to Default.
               -----------------------------------

          The Company and the Guarantor will deliver to the Trustee, within 120 days after the end of each fiscal year, of the Company and the Guarantor ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company or the Guarantor is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company or the Guarantor shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.


Section 10.5   Existence.
               ---------

          Subject to Article VIII, the Company and the Guarantor will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided,
                                                                     --------
however, that the Company shall not be required to preserve any such right or
- -------
franchise if the Board of Directors of each of the Company and the Guarantor shall determine that the preservation thereof is no longer desirable in the conduct of the business of each of the Company and the Guarantor and that the loss thereof is not disadvantageous in any material respect to the Holders.


Section 10.6   Maintenance of Properties.
               -------------------------

          The Company and the Guarantor will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company and the Guarantor may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the
              --------  -------
Company or the Guarantor from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company or the Guarantor, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.


Section 10.7   Payment of Taxes and Other Claims.
               ---------------------------------

          The Company and the Guarantor will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company, the Guarantor or any

Subsidiary or upon the income, profits, or property of the Company, the Guarantor or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company, the Guarantor or any Subsidiary; provided, however, that neither the
                                          --------  -------
Company nor the Guarantor shall be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.


Section 10.8   Restrictions on Secured Debt.
               ----------------------------

          Subject to Section 3.1(n), neither the Company nor the Guarantor will itself, nor will either of them permit any Restricted Subsidiary to, incur, issue, assume, or guarantee any loans, whether or not evidenced by negotiable instruments or securities, or any notes, bonds, debentures, coupons or other similar evidences of indebtedness for moneys borrowed (loans and notes, bonds, debentures, coupons or other similar evidences of indebtedness for money borrowed being hereafter in this Section 10.8 called "Debt"), secured after the date hereof by pledge of, or mortgage or lien on, any Principal Property of the Company, the Guarantor or any Restricted Subsidiary or any shares of Capital Stock of or Debt of any Restricted Subsidiary (mortgages, pledges and liens being hereinafter in this Section 10.8 called "Mortgage" or "Mortgages"), without effectively providing that the Securities (together with, if the Company or the Guarantor shall so determine, any other Debt of the Company, the Guarantor or such Restricted Subsidiary then existing or thereafter created which is not subordinate to the Securities) shall be secured equally and ratably with (or, at the option of the Company, prior to) such secured Debt, so long as such secured Debt shall be so secured, unless after giving effect thereto, the aggregate amount of all such secured Debt plus all Attributable Debt of the Company, the Guarantor and their Restricted Subsidiaries with respect to sale and leaseback transactions to which Section 10.9 is applicable would not exceed 10% of Consolidated Net Tangible Assets; provided, however, that this Section
                                         --------  -------
10.8 shall not apply to, and there shall be excluded from secured Debt in any computation under this Section 10.8, Debt secured by:

          (a) Mortgages on property of, or on any shares of Capital Stock of or Debt of, any corporation existing at the date hereof or at the time such corporation becomes a Restricted Subsidiary;

          (b) Mortgages in favor of the Company, the Guarantor or any Restricted Subsidiary;

          (c) Mortgages in favor of any governmental body to secure progress, advance or other payments pursuant to any contract or provision of any statute;

          (d) Mortgages on property or assets, shares of Capital Stock or Debt existing at the time of acquisition thereof (including acquisition through merger or consolidation) or to secure the payment of all or any part of the purchase price thereof or construction or development thereof or to secure any Debt incurred prior to, at the time of, or within 180 days after the later of the acquisition of such property or assets, shares of Capital Stock or Debt or the completion of construction or development, for the purpose of financing all or any part of the purchase price thereof or construction or development thereof;

          (e) Mortgages securing obligations issued by a state, territory or possession of the United States, or any political subdivision of any of the foregoing or the District of Columbia, to finance the acquisition or construction or development of property, and on which the interest is not, in the opinion of tax counsel of recognized standing or in accordance with a ruling issued by the Internal Revenue Service, includible (in whole or in part) in gross income of the holder by reason of Section 103(a)(1) of the Internal Revenue Code (or any successor to such provision) as in effect at the time of the issuance of such obligations;

          (f) Mortgages created in connection with a project financed with, and created to secure, a Nonrecourse Obligation. For this purpose, "Nonrecourse Obligation" shall mean indebtedness or lease payment obligations substantially related to (i) the construction or acquisition of assets not currently owned as of December 31, 1993 by the Company, the Guarantor or any of their Restricted Subsidiaries or (ii) the financing of a project involving the development or expansion of properties of the Company, the Guarantor or any of their Restricted Subsidiaries, as to which the obligee with respect to such indebtedness or obligation has no recourse to the general corporate funds of the Company, the Guarantor or any of their Restricted Subsidiaries or any assets of the Company, the Guarantor or any of their Restricted Subsidiaries other than (i) the assets which were acquired with the proceeds of such transaction or the project financed with the proceeds of such transaction or other assets comprising part of the project of which such acquired assets are a part (and funds generated by such assets or project) and (ii) the stock of any company or the partnership interests in any partnership the only assets of which are assets included within the immediately preceding Clause (i) except pursuant to a covenant to pay to such obligee or to the obligor of such indebtedness or obligation an amount equal to all or a portion of the amount of any dividends received from such obligor within the previous 12 months; or

          (g) Any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Mortgage referred to in the foregoing Clauses (a) to (f), inclusive; provided, however, that
                                                        --------  -------
     such extension, renewal or replacement Mortgage shall be limited to all or part of the same property, shares of Capital Stock or Debt that secured the Mortgage extended, renewed or replaced (plus improvements on such property); and provided, further, that the sale or other transfer of the
                    --------  -------
     following shall not be deemed to create secured Debt: (i) minerals in place for a period of time until, or in an amount such that, the purchaser will realize therefrom a specified amount of money (however determined) or a specified amount of such minerals, or (ii) any other interest in property of the character commonly referred to as a "production payment".


Section 10.9   Restriction on Sales and Leasebacks.
               -----------------------------------

          Subject to Section 3.1(n), neither the Company nor the Guarantor will itself, nor will either of them permit any Restricted Subsidiary to, enter into any transaction after the date hereof with any bank, insurance company, lender or other investor, or to which any such bank, insurance company, lender or investor is a party, providing for the leasing by the Company, the Guarantor or a Restricted Subsidiary of any Principal Property which has been or is to be sold or transferred by the Company, the Guarantor or such Restricted Subsidiary to such bank, insurance company, lender or investor, or to any person to whom funds have been or are to be advanced by such bank, insurance company, lender or investor on the security of such Principal Property (herein referred to as a "sale and leaseback transaction") unless, after giving effect thereto, the aggregate amount of all Attributable Debt with respect to such transactions plus all secured Debt to which Section 10.8 is applicable would not exceed 10% of Consolidated Net Tangible Assets. This covenant shall not apply to, and there shall be excluded from Attributable Debt in any computation under this Section 10.8, Attributable Debt with respect to any sale and leaseback transaction if:

          (a) the lease in such sale and leaseback transaction is for a period, including renewal rights, of not in excess of three years, or

          (b) the Company, the Guarantor or a Restricted Subsidiary, within 180 days after the sale or transfer shall have been made by the Company, the Guarantor or by a Restricted Subsidiary, applies an amount not less than the greater of the net proceeds of the sale of the Principal Property leased pursuant to such arrangement or the fair market value of the Principal Property so leased at the time of entering into such arrangement (as determined in any manner approved by the Board of Directors of the Company or the Guarantor) to (a) the retirement of Funded Debt of the Company or the Guarantor ranking on a parity with or senior to the Securities or the Guarantees, respectively, or the retirement of Funded Debt of a Restricted Subsidiary; provided, however, that the amount to be applied to the
                 --------  -------
     retirement of such Funded Debt of the Company, the Guarantor or a Restricted Subsidiary shall be reduced by (x) the principal amount of any Securities (or other notes or debentures constituting such Funded Debt) delivered within such 180-day period to the Trustee or other applicable trustee for retirement and cancellation and (y) the principal amount of such Funded Debt, other than items referred to in the preceding clause (x), voluntarily retired by the Company, the Guarantor or a Restricted Subsidiary within 180 days after such sale; and provided, further, that,
                                                     --------  -------
     notwithstanding the foregoing, no retirement referred to in this Clause (a) may be effected by a payment at maturity or pursuant to any mandatory sinking fund payment or any mandatory prepayment provision, or (b) the purchase of other property which will constitute Principal Property having a fair market value, in the opinion of the Board of Directors of the Company or the Guarantor, at least equal to the fair market value of the Principal Property leased in such sale and leaseback transaction, or

          (c) such sale and leaseback transaction is entered into prior to, at the time of, or within 180 days after the later of the acquisition of the principal Property or the completion of construction thereon, or

          (d) the lease in such sale and leaseback transaction secures or relates to obligations issued by a state, territory or possession of the United States, or any political subdivision of any of the foregoing, or the District of Columbia, to finance the acquisition or construction of property, and on which the interest is not, in the opinion of tax counsel of recognized standing or in accordance with a ruling issued by the Internal Revenue Service, includible (in whole or in part) in gross income of the holder by reason of Section 103(a)(1) of the Internal Revenue Code (or any successor to such provision) as in effect at the time of the issuance of such obligations, or

          (e) the lease payment obligation is created in connection with a project financed with, and such obligation constitutes, a Nonrecourse Obligation as defined in Section 10.8(f), or

          (f) such sale and leaseback transaction is entered into between the Company or the Guarantor and a Restricted Subsidiary or between Restricted Subsidiaries.

Section 10.10  Waiver of Certain Covenants.
               ---------------------------

          The Company or the Guarantor may omit in any particular instance to comply with any term, provision or condition set forth in Sections 10.6 to 10.9, inclusive, with respect to the Securities of any series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the Guarantor and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.


                                   ARTICLE XI

                            Redemption of Securities

Section 11.1   Applicability of Article.
               ------------------------

          Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.1 for Securities of any series) in accordance with this Article.


Section 11.2   Election to Redeem; Notice to Trustee.
               -------------------------------------

          The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.


Section 11.3   Selection by Trustee of Securities to be Redeemed.
               -------------------------------------------------

          If less than all the Securities of any series are to be redeemed (unless all of the Securities of such series and of a specified tenor are to be redeemed), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series. If less than all of the Securities of such series and of a specified tenor are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

          If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection.

          The Trustee shall promptly notify the Company and the Guarantor in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.


Section 11.4   Notice of Redemption.
               --------------------

          Notice of redemption shall be given in the manner provided in Section 1.6, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed.

          All notices of redemption shall state:

          (a)  the Redemption Date,

          (b)  the Redemption Price,

          (c) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed,

          (d) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

          (e)  in the case of any Securities that are convertible pursuant to
     Article XIV, the conversion price or rate, the date on which the right to convert the principal of the Securities to be redeemed will terminate and the place or places where such Securities may be surrendered for conversion,

          (f) the place or places where such Securities, together in the case of Bearer Securities with all coupons appertaining thereto, are to be surrendered for payment of the Redemption Price,

          (g)  that the redemption is for a sinking fund, if such is the case,

          (h) that, unless otherwise specified in such notice, Bearer Securities of any series, if any, surrendered for redemption must be accompanied by all coupons appertaining thereto maturing subsequent to the date fixed for redemption or the amount of any such missing coupon or coupons will be deducted from the Redemption Price, or security or indemnity satisfactory to the Company, the Trustee and any Paying Agent is furnished, and

          (i) if Bearer Securities of any series are to be redeemed and any Registered Securities of such series are not be redeemed, and if such Bearer Securities may be exchanged for Registered Securities not subject to redemption on such Redemption Date pursuant to Section 3.5 or otherwise, the last date, as determined by the Company, on which such exchanges may be made.

A notice of redemption as contemplated by Section 1.6 need not identify particular Registered Securities to be redeemed. Notice of redemption of Securities to be redeemed at the election of, the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall be irrevocable.


Section 11.5   Deposit of Redemption Price.
               ---------------------------

          Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company or the Guarantor is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date other than any Securities called for redemption on that date which have been converted prior to the date of such deposit.

          If any Security called for redemption is converted, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security or any Predecessor Security to receive interest as provided in the last paragraph of Section 3.7) be paid to the Company upon Company Request or, if then held by the Company, shall be discharged from such trust.


Section 11.6   Securities Payable on Redemption Date.
               -------------------------------------

          Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company and the Guarantor shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest and the coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be redeemed. Upon surrender of any such Security for redemption in accordance with said notice, together with all coupons appertaining thereto, if any, maturing after the Redemption Date, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however,
                                                              --------  -------
that, unless otherwise specified as contemplated by Section 3.1, installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.7 and, provided
                                                                      --------
further, that all payments on Bearer Securities shall be made only in the manner
- -------
provided in Section 10.2 for payments on Bearer Securities.

          If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons appertaining thereto maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons appertaining thereto, or the surrender of such missing coupon or coupons appertaining thereto may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by coupons appertaining thereto shall be payable only at an office or agency located outside the United Stated (except as otherwise provided in Section 10.2) and, unless otherwise specified as contemplated by Section 3.1, only upon presentation and surrender of those coupons appertaining thereto.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.


Section 11.7   Securities Redeemed in Part.
               ---------------------------

          Any Registered Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company and the Guarantor shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Registered Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


Section 11.8   Purchase of Securities.
               ----------------------

          Unless otherwise specified as contemplated by Section 3.1, the Company, the Guarantor and any Affiliate of either of them may at any time purchase or otherwise acquire Securities or coupons appertaining thereto in the open market or by private agreement; provided that purchases or other
                                     --------
acquisitions of Bearer Securities or coupons appertaining thereto by the Company, the Guarantor or any Affiliate of either of them may be made only outside the United States, and payments therefor may be made only upon surrender of such Bearer Securities or coupons appertaining thereto at a location outside the United States and only in the manner provided for payments on Bearer Securities in Section 10.2. Such acquisition shall not operate as or be deemed for any purpose to be a redemption of the indebtedness represented by such Securities or coupons appertaining thereto. Any Securities or coupons appertaining thereto purchased or acquired by the Company or the Guarantor may be delivered to the Trustee and, upon such delivery, the indebtedness represented thereby shall be deemed to be satisfied. Section 3.9 shall apply to all Securities and coupons so delivered.

                                 ARTICLE XII

                                 Sinking Funds

Section 12.1   Applicability of Article.
               ------------------------

          The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.1 for Securities of such series.

          The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.2. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the term of Securities of such series.


Section 12.2   Satisfaction of Sinking Fund Payments with Securities.
               -----------------------------------------------------

          The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption), together in the case of any Bearer Securities of such series with all unmatured coupons appertaining thereto, and
(2) may apply as a credit Securities of a series which have been converted pursuant to Article XIV or which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited.
        --------
Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.


Section 12.3   Redemption of Securities for Sinking Fund.
               -----------------------------------------

          Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 12.2 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.3 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 11.4. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 11.6 and 11.7.


                                  ARTICLE XIII

                       Defeasance and Covenant Defeasance

Section 13.1   Company's and the Guarantor's Option to Effect Defeasance or
               ------------------------------------------------------------
               Covenant Defeasance.
               -------------------

          The Company or the Guarantor may elect, at their respective option by Board Resolution at any time, to have either Section 13.2 or Section 13.3 applied to the Outstanding Securities of any series designated pursuant to
Section 3.1 as being defeasible pursuant to this Article 13 (hereinafter called a "Defeasible Series"), upon compliance with the conditions set forth below in this Article 13; provided that Section 13.2 shall not apply to any series of
                 --------
Securities that is convertible into Common Stock as provided in Article XIV or convertible into or exchangeable for any other securities pursuant to Section 3.1(r).


Section 13.2   Defeasance and Discharge.
               ------------------------

          Upon the Company's or the Guarantor's exercise of the option provided in Section 13.1 to have this Section 13.2 applied to the Outstanding Securities of any Defeasible Series and subject to the proviso to Section 13.1, the Company and the Guarantor shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities of such series as provided in this Section on and after the date the conditions set forth in Section 13.4 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company and the Guarantor shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and to have satisfied all its other obligations under the Securities of such series and this Indenture insofar as the Securities of such series are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the right of Holders of Securities of such series to receive, solely from the trust fund described in Section 13.4 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities of such series when payments are due, (2) the Company's and the Guarantor's respective obligations with respect to the Securities of such series under Sections 3.4, 3.5, 3.6, 10.2 and 10.3,
(3) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (4) this Article XIII. Subject to compliance with this Article XIII, the Company or the Guarantor may exercise its option provided in Section 13.1 to have this Section 13.2 applied to the Outstanding Securities of any Defeasible Series notwithstanding the prior exercise of its option provided in Section 13.1 to have Section 13.3 applied to the Outstanding Securities of such series.


Section 13.3   Covenant Defeasance.
               -------------------

          Upon the exercise by the Company or the Guarantor, as the case may be, of the option provided in Section 13.1 to have this Section 13.3 applied to the Outstanding Securities of any Defeasible Series, (1) the Company and the Guarantor shall be released from their obligations under Sections 10.5 through 10.9, inclusive, and Section 8.1, and (2) the occurrence of any event specified in Sections 5.1(c), 5.1(d) (with respect to any of Sections 10.5 through 10.9, inclusive, and Section 8.1), 5.1(e) and 5.1(h) shall be deemed not to be or result in an Event of Default, in each case with respect to the Outstanding Securities of such series as provided in this Section on and after the date the conditions set forth in Section 13.4 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that the Company and the Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 5.1(d)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and the Securities of such series shall be unaffected thereby.


Section 13.4   Conditions to Defeasance or Covenant Defeasance.
               -----------------------------------------------

          The following shall be the conditions to application of either Section
13.2 or Section 13.3 to the Outstanding Securities of any Defeasible Series:

          (a) The Company or the Guarantor, as the case may be, shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee that satisfies the requirements contemplated by Section 6.9 and agrees to comply with the provisions of this Article XIII applicable to
     it) as trust funds in trust for the purpose of making the
     following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of Outstanding Securities of such series, (A) money in an amount, or (B) U.S. Government Obligations that through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on the Securities of such series on the respective Stated Maturities, in accordance with the terms of this Indenture and the Securities of such series. As used herein, "U.S. Government Obligation" means (x) any security that is (i) a direct obligation of the United States of America for the payment of which full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any U.S. Government Obligation specified in Clause (x) and held by such custodian for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any such U.S. Government Obligation, provided that (except as required by law) such
                            --------
     custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

          (b) In the case of an election under Section 13.2, the Company or the Guarantor, as the case may be, shall have delivered to the Trustee an Opinion of Counsel stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date first set forth hereinabove, there has been a change in the applicable Federal income tax law, in either case (A) or (B) to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of such series will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to the Securities of such series and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

          (c) In the case of an election under Section 13.3, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities of such series will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to the Securities of such series and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

          (d) The Company, shall have delivered to the Trustee an Officers' Certificate to the effect that the Securities of such series, if then listed on any securities exchange, will not be delisted as a result of such deposit.

          (e) No Event of Default or event that (after notice or lapse of time or both) would become an Event of Default shall have occurred and be continuing at the time of such deposit or, with regard to any Event of Default or any such event specified in Sections 5.1(f) and (g), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

          (f) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act).

          (g) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company or the Guarantor is a party or by which it is bound.

          (h) The Company or the Guarantor, as the case may be, shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

          (i) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940, as amended, unless such trust shall be qualified under such Act or exempt from regulation thereunder.

Section 13.5   Deposited Money and U.S. Government Obligations to be Held in
               -------------------------------------------------------------
               Trust; Other Miscellaneous Provisions.
               ---------------------------------------

          Subject to the provisions of the last paragraph of Section 10.3, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and Section 13.6, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section 13.4 in respect of the Securities of any Defeasible Series shall be held in trust and applied by the Trustee, in accordance with the provisions of the Securities of such series and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company or the Guarantor acting as its own Paying Agent) as the Trustee may determine, to the Holders of Securities of such series, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

          The Company or the Guarantor, as the case may be, shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section
13.4 or the principal and interest received in respect thereof other than any such tax, fee or other charge that by law is for the account of the Holders of Outstanding Securities.

          Anything in this Article XIII to the contrary notwithstanding, the Trustee shall deliver or pay to the Company or the Guarantor, as the case may be, from time to time upon Company Request or Guarantor Request any money or U.S. Government Obligations held by it as provided in Section 13.4 with respect to Securities of any Defeasible Series that, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Defeasance or Covenant Defeasance with respect to the Securities of such series.


Section 13.6   Reinstatement.
               -------------

          If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article XIII with respect to the Securities of any series by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to this Article XIII with respect to Securities of such series until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to

Section 13.5 with respect to Securities of such series in accordance with this
Article XIII; provided, however, that if the Company makes any payment of
              --------  -------
principal of or any premium or interest on any Security of such series following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of Securities of such Series to receive such payment from the money so held in trust.


                                  ARTICLE XIV

                             Exchange of Securities

Section 14.1   Applicability; Exchange Privilege and Exchange Price.
               ----------------------------------------------------

          Securities of any series which are exchangeable into Common Stock of the Guarantor shall be exchangeable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.1 for Securities of any series) in accordance with this Article.

          Subject to and upon compliance with the provisions of this Article, at the option of the Holder thereof, any Security or any portion of the outstanding principal amount thereof which is $1,000 or an integral multiple of $1,000 may be exchanged at the principal amount thereof, or of such portion thereof, into fully paid and nonassessable shares (calculated as to each exchange to the nearest 1/100 of a share) of Common Stock of the Guarantor at the exchange price, determined as hereinafter provided, in effect at the time of exchange. Such exchange right shall expire at the close of business on the date specified for Securities of such series. In case a Security or portion thereof is called for redemption, such exchange right in respect of the Security or portion so called shall expire at the close of business on the 10th calendar day before the Redemption Date, unless the Company defaults in making the payment due upon redemption.

          The price at which shares of Common Stock shall be delivered upon exchange (herein called the "exchange price") shall be the price specified in relation to Securities of such series pursuant to Section 3.1. The exchange price shall be adjusted in certain instances as provided in this Article.


Section 14.2   Exercise of Exchange Privilege.
               ------------------------------

          In order to exercise the exchange privilege, the Holder of any Security to be exchanged shall surrender such Security, duly endorsed or assigned to the Guarantor or in blank, at any office or agency of the Guarantor maintained for that purpose pursuant to Section 10.2, accompanied by written notice to the Guarantor (which shall be substantially in the form set forth in

Section 2.3) at such office or agency that the Holder elects to exchange such Security or, if less than the entire principal amount thereof is to be exchanged, the portion thereof to be exchanged. Securities surrendered for exchange during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date shall (except in the case of Securities or portions thereof which have been called for redemption on a Redemption Date within such period) be accompanied by payment in New York Clearing House funds or other funds acceptable to the Guarantor of an amount equal to the interest payable on such Interest Payment Date on the principal amount of Securities being surrendered for exchange. Subject to the provisions of Section 3.7 relating to the payment of Defaulted Interest by the Company, the interest payment with respect to a Security called for redemption on a Redemption Date during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date shall be payable on such Interest Payment Date to the Holder of such Security at the close of business on such Regular Record Date notwithstanding the exchange of such Security after such Regular Record Date and prior to such Interest Payment Date, and the Holder exchanging such Security need not include a payment of such interest payment amount upon surrender of such Security for exchange. Except as provided in the preceding sentence and subject to the final paragraph of Section 3.7, no payment or adjustment shall be made upon any exchange on account of any interest accrued on the Securities surrendered for exchange or on account of any dividends on the Common Stock issued upon exchange.

          Securities shall be deemed to have been exchanged immediately prior to the close of business on the day of surrender of such Securities for exchange in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the Common Stock issuable upon exchange shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the exchange date, the Guarantor shall issue and shall deliver at such office or agency a certificate or certificates for the number of full shares of Common Stock issuable upon exchange, together with payment in lieu of any fraction of a share, as provided in Section 15.3.

          In the case of any Security which is exchanged in part only, upon such exchange the Company and the Guarantor shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations in aggregate principal amount equal to the unexchanged portion of the principal amount of such Security.

 Section 14.3  Fractions of Shares.
               -------------------

          No fractional shares of Common Stock of the Guarantor shall be issued upon exchange of Securities. If more than one Security shall be surrendered for exchange at one time by the same Holder, the number of full shares which shall be issuable upon exchange thereof shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof) so surrendered. Instead of any fractional share of Common Stock which would otherwise be issuable upon exchange of any Security or Securities (or specified portions thereof), the Guarantor shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the daily closing price per share of Common Stock (consistent with Section 14.4(f) below) at the close of business on the day of exchange.


Section 14.4   Adjustment of Exchange Price.
               ----------------------------

          (a) In case the Guarantor shall pay or make a dividend or other distribution on any class of capital stock of the Guarantor in Common Stock, the exchange price in effect at the opening of business on the day following the date fixed for determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such exchange price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (a), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Guarantor but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock of the Guarantor. The Guarantor will not pay any dividend or make any distribution on shares of Common Stock of the Guarantor held in the treasury of the Guarantor.

          (b) In case the Guarantor shall issue rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (determined as provided in paragraph (f) of this Section) of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights or warrants (other than pursuant to a dividend reinvestment plan), the exchange price in effect at the opening of business on the day following the date fixed for such determination shall be reduced by multiplying such exchange price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (b), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Guarantor but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Guarantor will not issue any rights or warrants in respect of shares of Common Stock held in the treasury of the Guarantor.

          (c) In case outstanding shares of Common Stock of the Guarantor shall be subdivided into a greater number of shares of Common Stock, the exchange price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the exchange price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

          (d) In case the Guarantor shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness or assets (including securities, but excluding any rights or warrants referred to in paragraph (b) of this Section, any dividend or distribution paid in cash out of the earned surplus of the Guarantor and any dividend or distribution referred to in paragraph (a) of this Section), the exchange price shall be adjusted so that the same shall equal the price determined by multiplying the exchange price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in paragraph (6) of this Section) of the Common Stock on the date fixed for such determination less the then fair market value (as determined by the Board of Directors of the

     Guarantor, whose determination shall be conclusive and described in a Board Resolution filed with the Trustee) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator shall all be such current market price per share of the Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution. If after the Distribution Date (the "Distribution Date"), as defined in the Rights Agreement, dated as of February 23, 1989, between the Guarantor and The Chase Manhattan Bank, N.A., as in effect on the date hereof (the "Rights Agreement"), exchanging Holders of the Securities are not entitled to receive the Rights, as defined in the Rights Agreement, which would otherwise be attributable (but for the date of exchange) to the shares of Common Stock received upon such exchange, then adjustment of the exchange price shall be made under the preceding sentence as if the Rights were then being distributed to holders of the Guarantor's Common Stock. If such an adjustment is made and the Rights are later redeemed, invalidated or terminated, then a corresponding reversing adjustment shall be made to the exchange price, on an equitable basis, to take account of such event. However, it is hereby agreed that the Guarantor may elect to amend the provisions presently applicable to the Rights so that each share of Common Stock issuable upon exchange of the Securities, whether or not issued after the Distribution Date for such Rights, will be accompanied by the Rights which would otherwise be attributable (but for the date of exchange) to such shares of Common Stock, in which event the preceding two sentences will not apply.

          (e) The reclassification of Common Stock of the Guarantor into securities other than Common Stock (other than any reclassification upon a consolidation or merger to which Section 14.11 applies) shall be deemed to involve (A) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to receive such distribution" and the "date fixed for such determination" within the meaning of paragraph (d) of this Section), and (B) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective," as the case may be, such "the day upon which such subdivision or combination becomes effective" within the meaning of paragraph (c) of this Section).

          (f) For the purpose of any computation under paragraphs (b) and (d) of this Section, the current market price per share of Common Stock of the Guarantor on any day shall be deemed to be the average of the daily closing prices for the five consecutive trading days (i.e., Business Days on which the Common Stock is traded) selected by the Board of Directors commencing not more than 20 trading days before, and ending not later than, the earlier of the day in question and the day before the "ex" date with respect to the issuance or distribution, requiring such computation. For this purpose, the term "'ex' date," when used with respect to any issuance or distribution, shall mean the first date on which the Common Stock trades regular way on the applicable exchange or in the applicable market without the right to receive such issuance or distribution. The closing price for each day shall be the reported last sale price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the National Association of Securities Dealers Automated Quotations National Market System or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on such National Market System, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for that purpose.

          (g) The Guarantor may make such reductions in the exchange price, in addition to those required by paragraphs (a), (b), (c) and (d) of this Section, as it considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes or for any other reasons. The Guarantor shall have the power to resolve any ambiguity or correct any error in this paragraph (g) and its actions in so doing shall be final and conclusive.

          (h) No adjustment in the exchange price shall be required unless such adjustment would require an increase or decrease of at least one percent in such exchange price; provided, however, that any adjustments which by
                          --------  -------
     reason of this paragraph (h) is not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article shall be made to the nearest cent or to the nearest 1/100 of a share, as the case may be.


Section 14.5   Notice of Adjustments of Exchange Price.
               ---------------------------------------

          Whenever the exchange price is adjusted as herein provided:

          (a) the Guarantor shall compute the adjusted exchange price in accordance with Section 14.4 and shall prepare a certificate signed by the Treasurer of the Guarantor setting forth the adjusted exchange price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed at each office or agency maintained for the purpose of exchange of Securities pursuant to Section 10.2; and

          (b) a notice stating that the exchange price has been adjusted and setting forth the adjusted exchange price shall forthwith be required, and as soon as practicable after it is required, such notice shall be mailed by the Guarantor to all Holders at their last addresses as they shall appear in the Security Register.


Section 14.6   Notice of Certain Corporate Action.
               ----------------------------------

          In case:

          (a) the Guarantor shall declare a dividend (or any other distribution) on its Common Stock payable otherwise than in cash out of its earned surplus; or

          (b) the Guarantor shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

          (c) of any reclassification of the Common Stock of the Guarantor (other than a subdivision or combination of its outstanding shares of Common Stock), or of any consolidation, merger or share exchange to which the Guarantor is a party and for which approval of any stockholders of the Guarantor is required, or of the sale or transfer of all or substantially all of the assets of the Guarantor; or

          (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Guarantor then the Guarantor shall cause to be filed at each office or agency maintained for the purpose of exchange of Securities pursuant to Section 10.2, and shall cause to be mailed to all Holders at their last addresses as they shall appear in the Security Register, at least 20 days (or 10 days in any case specified in clause (a) or (b) above) prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up. Neither the failure to give such notice nor any defect therein shall affect the legality or validity of the proceedings described in Clauses (a) through (d) of this Section 14.6. If at the time the Trustee shall not be the exchange agent, a copy of such notice shall also forthwith be filed by the Guarantor with the Trustee.

          Not less than seven days prior to the Distribution Date (as defined in Section 14.4(d)), the Guarantor shall cause to be filed at each office or agency maintained for the purpose of exchange of Securities pursuant to Section 10.2, and shall cause to be mailed to all Holders at their last addresses as they shall appear in the Security Register, a notice stating the date on which the Distribution Date is to occur, and briefly describing the import thereof. Neither the failure to give such notice nor any defect therein shall affect the legality or validity of the proceedings described in the Rights Agreement (as defined in Section 14.4(d)). If at the time the Trustee shall not be the exchange agent, a copy of such notice shall also forthwith be filed by the Guarantor with the Trustee.


Section 14.7   Guarantor to Reserve Common Stock.
               ---------------------------------

          The Guarantor shall at all times reserve and keep available out of its authorized but unissued Common Stock, for the purpose of effecting the exchange of Securities, the full number of shares of Common Stock then issuable upon the exchange of all Outstanding Securities.


Section 14.8   Taxes on Exchanges.
               ------------------

          The Company will pay any and all transfer taxes that may be payable in respect of the issue or delivery of shares of Common Stock on exchange of Securities pursuant hereto. The Guarantor shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the Security or Securities to be exchanged, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Guarantor the amount of any such tax, or has established to the satisfaction of the Guarantor that such tax has been paid.


Section 14.9   Covenant as to Common Stock.
               ---------------------------

          The Guarantor covenants that all shares of Common Stock which may be issued upon exchange of Securities will upon issue be fully paid and nonassessable and, except as provided in Section 15.8, the Guarantor will pay all taxes, liens and charges with respect to the issue thereof.


Section 14.10  Cancellation of Exchanged Securities.
               ------------------------------------

          All Securities delivered for exchange shall be delivered to the Trustee to be cancelled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 3.9.


Section 14.11  Provisions in Case of Consolidation, Merger or Sale of Assets.
               -------------------------------------------------------------

          In case of any consolidation of the Guarantor with, or merger of the Guarantor into, any other Person, any merger of another Person into the Guarantor (other than a merger which does not result in any reclassification, exchange, exchange or cancellation of outstanding shares of Common Stock of the Guarantor) or any sale or transfer of all or substantially all of the assets of the Guarantor, the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each exchangeable Security then outstanding shall have the right thereafter, during the period such Security shall be exchangeable as specified in Section 14.1, to exchange such Security only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock of the Guarantor into which such Security might have been exchanged immediately prior to such consolidation, merger, sale or transfer, assuming such holder of Common Stock of the Guarantor failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Common Stock of the Guarantor in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this Section the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The above provisions of this Section shall similarly apply to successive consolidations, mergers, sales or transfers.


Section 14.12  Responsibility of Trustee.
               -------------------------

          Neither the Trustee nor any exchange agent shall at any time be under any duty or responsibility to any Holder of Securities to determine whether any fact exists which may require any adjustment of the exchange price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee nor any exchange agent shall be accountable with respect to the registration, validity or value (or the kind or amount) of any shares of Common Stock of the Guarantor, or of any securities or property, which may at any time be issued or delivered upon the exchange of any Security; and neither the Trustee nor any exchange agent makes any representation with respect thereto. Neither the Trustee nor any exchange agent shall be responsible for any failure of the Guarantor to issue or transfer or deliver any Common Stock or stock certificates or other securities or property or to make any cash payment upon the surrender of any Security for the purpose of exchange or to comply with any of the covenants of the Guarantor contained in this Article XIV.


                                   ARTICLE XV

                          Subordination of Securities

[This Article shall be reserved, unless pursuant to a Board Resolution with respect to the Securities of any series, the Securities of such series are designated as Senior Subordinated Indebtedness or Subordinated Indebtedness, in which case the following provisions should be inserted.]

Section 15.1   Securities Subordinate to Senior Indebtedness.
               ---------------------------------------------

          (a) The Company covenants and agrees, and each Holder of a Security or coupon, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the indebtedness represented by the Securities and the payment of the principal of (and premium, if any) and interest on each and all of the Securities and the payment of any coupon are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness.

          (b) The Guarantor covenants and agrees, and each Holder of Securities of each series, by his acceptance thereof, likewise covenants and agrees, that the indebtedness represented by the Guarantees affixed to the Securities of such series, and the payment of the Indebtedness represented by the Guarantees affixed to the Securities of such series, shall be subordinate and subject in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment in full of all Senior Indebtedness of the Guarantor with respect thereto, whether outstanding on the date of original issuance of the Guarantees affixed to the Securities of such series or thereafter incurred.


Section 15.2   Payment Over of Proceeds Upon Dissolution, Etc.
               -----------------------------------------------

          In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or the Guarantor or to their respective creditors, as such, or to their respective assets, or (b) any liquidation, dissolution or other winding up of the Company or the Guarantor, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company or the Guarantor, then and in any such event the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness, or provision shall be made for such payment in money or money's worth, before the Holders of the Securities or coupons appertaining thereto are entitled to receive any payment on account of principal of (or premium, if any) or interest on the Securities or the payment of the coupons appertaining thereto, and to that end the holders of Senior Indebtedness shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in respect of the Securities or coupons appertaining thereto in any such case, proceeding, dissolution, liquidation or other winding up or event.

          In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security or Guarantee or coupons appertaining thereto shall have received any payment or distribution of assets of the Company or the Guarantor of any kind or character, whether in cash, property or securities, before all Senior Indebtedness is paid in full or payment thereof provided for, and if such fact shall, at or prior to the time of such payment or distribution, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company or the Guarantor for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

          For purposes of this Article only, the words "cash, property or securities" shall not be deemed to include shares of stock of the Company or the Guarantor as reorganized or readjusted, or securities of the Company or the Guarantor or any other corporation provided for by a plan of reorganization or readjustment which are subordinated in right of payment to all Senior Indebtedness which may at the time be outstanding to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. The consolidation of the Company or the Guarantor with, or the merger of the Company or the Guarantor into, another Person or the liquidation or dissolution of the Company or the Guarantor following the conveyance or transfer of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article VIII shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company or the Guarantor for the purposes of this Section if the Person formed by such consolidation or into which the Company or the Guarantor is merged or which acquires by conveyance or transfer such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article VIII.


Section 15.3   Prior Payment to Senior Indebtedness Upon Acceleration of
               ---------------------------------------------------------
               Securities.
               ----------

          In the event that any Securities or any coupons appertaining thereto are declared due and payable before their Stated Maturity, then and in such event the holders of Senior Indebtedness outstanding at the time such Securities or any coupons appertaining thereto so become due and payable shall be entitled to receive payment in full of all amounts due or to become due on or in respect of such Senior Indebtedness, or, provision shall be made for such payment in money or money's worth, before the Holders of the Securities or any coupons appertaining thereto are entitled to receive any payment by the Company or the Guarantor on account of the principal of (or premium, if any) or interest on the Securities or on account of the purchase or other acquisition of Securities or any coupons appertaining thereto; provided,
                                                                     --------
however, that nothing in this Section shall prevent the satisfaction of any
- -------
sinking fund payment in accordance with Article XII by delivering and crediting pursuant to Section 12.2 Securities or any coupons appertaining thereto which have been acquired (upon redemption or otherwise) prior to such default or which have been exchanged pursuant to Article XIV.

          In the event that, notwithstanding the foregoing, the Company or the Guarantor shall make any payment to the Trustee or the Holder of any Security or any coupons appertaining thereto prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company or the Guarantor, as the case may be.

          The provisions of this Section shall not apply to any payment with respect to which Section 15.2 would be applicable.


Section 15.4   No Payment When Senior Indebtedness in Default.
               ----------------------------------------------

          In the event and during the continuation of any default in the payment of principal of (or premium, if any) or interest on any Senior Indebtedness beyond any applicable grace period with respect thereto, or, with respect to any Senior Indebtedness and the Guarantees with respect thereto, in the event that any event of default with respect to any Senior Indebtedness shall have occurred and be continuing and shall have resulted in such Senior Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, unless and until such event of default shall have been cured or waived or shall have ceased to exist and such acceleration shall have been rescinded or annulled, or (b) in the event any judicial proceeding shall be pending with respect to any such default in payment or event of default, then no payment shall be made by the Company or the Guarantor on account of principal of (or premium, if any) or interest on the Securities or on account of the purchase or other acquisition of Securities and any coupons appertaining thereto; provided, however, that nothing in this Section shall
                      --------  -------
prevent the satisfaction of any sinking fund payment in accordance with Article XII by delivering and crediting pursuant to Section 12.2 Securities and any coupons appertaining thereto which have been acquired (upon redemption or otherwise) prior to such default or which have been exchanged pursuant to
Article XIV.

          In the event that, notwithstanding the foregoing, the Company or the Guarantor shall make any payment to the Trustee or the Holder of any Security and any coupons appertaining thereto prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company or the Guarantor, as the case may be.

          The provisions of this Section shall not apply to any payment with respect to which Section 15.2 would be applicable.


Section 15.5   Payment Permitted If No Default.
               -------------------------------

          Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent the Company or the Guarantor, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company or the Guarantor referred to in Section
15.2 or under the conditions described in Section 15.3 or 15.4, from making payments at any time of principal of (and premium, if any) or interest on the Securities.


Section 15.6   Subrogation to Rights of Holders of Senior Indebtedness.
               -------------------------------------------------------

          Subject to the payment in full of all Senior Indebtedness, the Holders of the Securities and any coupons appertaining thereto and the Guarantor shall be subrogated (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to indebtedness of the Company to substantially the same extent as the Securities and any coupons appertaining thereto and the Guarantees are subordinated and is entitled to like rights of subrogation) to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of (and premium, if any) and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities and Guarantees and any coupons appertaining thereto or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities and Guarantees and any coupons appertaining thereto or the Trustee, shall, as among the Company, the Guarantor, its creditors other than holders of Senior Indebtedness and the Holders of the Securities and any coupons appertaining thereto, be deemed to be a payment or distribution by the Company or the Guarantor, as the case may be, to or on account of the Senior Indebtedness.

 Section 15.7  Provisions Solely to Define Relative Rights.
               -------------------------------------------

          The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities and Guarantees and any coupons appertaining thereto on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities and Guarantees and any coupons appertaining thereto is intended to or shall (a) impair, as among the Company or the Guarantor, as the case may be, its creditors other than holders of Senior Indebtedness and the Holders of the Securities and Guarantees and any coupons appertaining thereto, the obligation of the Company or the Guarantor, as the case may be, which is absolute and unconditional (and which, subject to the rights under this Article of the holders of Senior Indebtedness, is intended to rank equally with all other general obligations of the Company and the Guarantor), to pay to the Holders of the Securities and Guarantees and any coupons appertaining thereto the principal of (and premium, if any) and interest on the Securities and Guarantees and any coupons appertaining thereto as and when the same shall become due and payable in accordance with their terms; or
(b) affect the relative rights against the Company of the Holders of the Securities and Guarantees and any coupons appertaining thereto and creditors of the Company or the Guarantor, as the case may be, other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security and Guarantee and any coupons appertaining thereto from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.


Section 15.8   Trustee to Effectuate Subordination.
               -----------------------------------

          Each holder of a Security and a Guarantee and any coupons appertaining thereto by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.


Section 15.9   No Waiver of Subordination Provisions.
               -------------------------------------

          No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or the Guarantor, as the case may be, or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company or the Guarantor, as the case may be, with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

          Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities and any coupons appertaining thereto, without incurring responsibility to the Holders of the Securities and Guarantees and any coupons appertaining thereto and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities and Guarantees and any coupons appertaining thereto to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company, the Guarantor and any other Person.


Section 15.10  Notice to Trustee.
               -----------------

          The Company or the Guarantor, as the case may be, shall give prompt written notice to the Trustee of any fact known to the Company or the Guarantor, as the case may be, which would prohibit the making of any payment to or by the Trustee in respect of the Securities and Guarantees and any coupons appertaining thereto. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities and Guarantees and any coupons appertaining thereto, unless and until the Trustee shall have received written notice thereof from the Company, the Guarantor or a holder of Senior Indebtedness or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 6.1, shall be entitled in all respects to assume that no such facts exist; provided, however,
                                                             --------  -------
that if the Trustee shall not have received the notice provided for in this Section at least three Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

          Subject to the provisions of Section 6.1, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.


Section 15.11  Reliance on Judicial Order or Certificate of Liquidating Agent.
               --------------------------------------------------------------

          Upon any payment or distribution of assets of the Company or the Guarantor, as the case may be, referred to in this Article, the Trustee, subject to the provisions of Section 6.1, and the Holders of the Securities and any coupons appertaining thereto shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities and Guarantees and any coupons appertaining thereto, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company or the Guarantor, as the case may be, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.


Section 15.12  Trustee Not Fiduciary for Holders of Senior Indebtedness.
               --------------------------------------------------------

          The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities and Guarantees and any coupons appertaining thereto or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.


Section 15.13  Rights of Trustee as Holder of Senior Indebtedness; Preservation
               ----------------------------------------------------------------
               of Trustee's Rights.
               -------------------

          The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

          Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.7.


Section 15.14  Article Applicable to Paying Agents.
               -----------------------------------

          In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company or the Guarantor and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided,
                                                                      --------
however, that Section 15.13 shall not apply to the Company or the Guarantor or
- -------
any Affiliate of the Company or the Guarantor if it or such Affiliate acts as Paying Agent.


Section 15.15  Certain Exchanges Deemed Payment.
               --------------------------------

          For the purposes of this Article only, (a) the issuance and delivery of junior securities upon exchange of Securities in accordance with Article XIV shall not be deemed to constitute a payment or distribution on account of the principal of or premium or interest on Securities and Guarantees and any coupons appertaining thereto or on account of the purchase or other acquisition of Securities and Guarantees and any coupons appertaining thereto, and (b) the payment, issuance or delivery of cash, property or securities (other than junior securities) upon exchange of a Security shall be deemed to constitute payment on account of the principal of such Security. For the purposes of this Section, the term "junior securities" means (A) shares of any stock of any class of the Company and (B) securities of the Guarantor which are subordinated in right of payment to all Senior Indebtedness which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. Nothing contained in this Article or elsewhere in this Indenture or in the Securities or the Guarantees is intended to or shall impair, as among the Company or the Guarantor, their respective creditors other than holders of Senior Indebtedness and the Holders of the Securities, the right, which is absolute and unconditional, of the Holder of any Security to exchange such Security in accordance with Article XIV.


Section 15.16  Trust Moneys Not Subordinated.
               -----------------------------

          Notwithstanding anything contained herein to the contrary, payments from moneys or the proceeds of U.S. Government Obligations held in trust under
Article XIII by the Trustee for the payment of principal of, premium, if any, and interest on the Securities from the date of deposit (if made in compliance with this Indenture) shall not be subordinated to the prior payment of any Senior Indebtedness or subject to the restraints set forth in this Article, and none of the Holders of Securities and the Guarantees or any coupons appertaining thereto shall be obligated to pay over any such amount to the Company or the Guarantor or any holder of Senior Indebtedness of the Company or the Guarantor or any other creditor of the Company or the Guarantor.


                                  ARTICLE XVI

                                   Guarantees

[If, pursuant to a Board Resolution, the Guarantees are designated as Senior Subordinated Indebtedness or Subordinated Indebtedness of the Guarantor, the bracketed provisions should be inserted, otherwise, all bracketed provisions should be deleted.]

Section 16.1   Guarantee.
               ---------

          The Guarantor hereby fully, unconditionally and irrevocably guarantees [on a senior subordinated] [on a subordinated basis] to each Holder of a Security, and to the Trustee on behalf of each such Holder, the performance of all obligations of the Company under this Indenture and the Securities. In case of the failure of the Company or any successor thereto punctually to pay any amounts due, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, as if such payment were being made by the Company.

          Until the Holders of the Securities or the Trustee have received, from the Company or from the Guarantor, moneys which such Holders or the Trustee are entitled to retain for or on behalf of such Holders, equal to the aggregate of the unpaid principal amount on the Securities plus all accrued and unpaid interest thereon, the Guarantor will remain liable on the Guarantee.

          [The Guarantee constitutes a guarantee of payment and is unsecured and is (i) subordinate in right of payment to the prior payment in full of all principal of, and premium (if any) and interest on, all existing and future Senior Indebtedness of the Guarantor to the same extent that the obligations of the Company under the Indenture and the Securities are subordinate in right of payment to the prior payment in full of all principal of, and premium (if any) and interest on, all existing and future Senior Indebtedness of the Company in accordance with Article XV, and (ii) with respect to Guarantees that are designated Senior Subordinated Indebtedness of the Guarantor, pari passu with
                                                              ---- -----
all other Senior Subordinated Indebtedness of the Guarantor to the same extent that the obligations of the Company under the Indenture and the Securities are pari passu with all other Senior Subordinated Indebtedness of the Company in
- ---- -----
accordance with Article XV.]

          The Guarantor hereby agrees that its obligations hereunder shall be unconditional and absolute, irrespective of the invalidity, irregularity or unenforceability of any such Security or this Indenture, the absence of any action to enforce the same, the granting of any waiver or consent by the Trustee or the Holder of any such Security with respect to any provisions thereof, the recovery of any judgment against the Company or any action to enforce the same, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in any such Security and in this Guarantee.

          If the Trustee or the Holder of any Security is required by any court or otherwise to return to the Company or the Guarantor, or any custodian, receiver, liquidator, trustee, sequestrator or other similar official acting in relation to the Company or the Guarantor, any amount paid to the Trustee or such Holder in respect of a Security, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. The Guarantor further agrees, to the fullest extent that it may lawfully do so, that, as between the Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, the maturity of the obligations guaranteed hereby may be accelerated as provided in Article V hereof for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition extant under any applicable bankruptcy law preventing such acceleration in respect of the obligations guaranteed hereby.

          The Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Company that arises from the existence, payment, performance or enforcement of the Guarantor's obligations under this Guarantee, including, without limitation, any right to participate in any claim or remedy of any Holder of any Security and the Trustee on behalf of such Holder against the Company or any collateral which any such Holder or the Trustee on behalf of such Holder hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to the Guarantor in violation of the preceding sentence at any time prior to the payment in full of all obligations and all other amounts payable under this Guarantee, such amount shall be deemed to have been paid to the Guarantor for the benefit of, and held in trust for the benefit of, any Holder of any Security and the Trustee on behalf of such Holder, and shall forthwith be paid to the Trustee for the benefit of such Holder to be credited and applied upon such guaranteed obligations, whether matured or unmatured, in accordance with the terms of this Indenture. The Guarantor acknowledges that the waiver set forth in this Section 16.1 is knowingly made.


Section 16.2   Execution and Delivery of Guarantees.
               ------------------------------------

          To evidence its Guarantee provided in this Article XVI, the Guarantor hereby agrees to execute the Guarantees, substantially in the form of the Form of Guarantee included in Section 2.3, in the manner provided in Article III.

          The delivery of any Securities by the Trustee, after the authentication thereof hereunder, shall constitute the due delivery of the Guarantees endorsed thereon on behalf of the Guarantor. The Guarantor hereby agrees that its Guarantees set forth in this Article shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such Guarantee.

                    ________________________________________

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                 CYPRUS AMAX FINANCE CORPORATION
Attest:


                                 By
- -----------------------------      -----------------------------

                                 CYPRUS AMAX MINERALS COMPANY
Attest:


                                 By
- -----------------------------      -----------------------------


                                   ------------------, as Trustee

Attest:


                                  By
- -----------------------------       -----------------------------



STATE OF COLORADO   )
                    ) ss.
COUNTY OF ARAPAHOE  )

          On the _____ day of _______________, 19___, before me personally came ____________________, to be known, who, being by me duly sworn, did depose and say that he is _______________ of Cyprus Amax Finance Corporation, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

          Witness my hand and official seal.

          My commission expires:
                                  -------------------------------


                                  -------------------------------
                                  Notary Public

STATE OF COLORADO   )
                    ) ss.
COUNTY OF ARAPAHOE  )

          On the _____ day of _______________, 19___, before me personally came ____________________, to be known, who, being by me duly sworn, did depose and say that he is _______________ of Cyprus Amax Minerals Company, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

          Witness my hand and official seal.

          My commission expires:
                                  -------------------------------


                                  -------------------------------
                                  Notary Public


STATE OF COLORADO   )
                    ) ss.
COUNTY OF ARAPAHOE  )

          On the _____ day of _______________, 19___, before me personally came ____________________, to be known, who, being by me duly sworn, did depose and say that he is _______________ of ______________________________, one of the
corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

          Witness my hand and official seal.

          My commission expires:
                                  -------------------------------


                                  -------------------------------
                                  Notary Public